As filed with the Securities and Exchange Commission on January 27, 2006
                        1933 Act Registration No. 2-11357
                       1940 Act Registration No. 811-00582

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X ]
      Pre-Effective Amendment No.  [   ] [ ]
      Post-Effective Amendment No. [114] [X]
            and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

      Amendment No.                [69]  [X]

                        (Check appropriate box or boxes)


                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (212) 476-8800

       Peter E. Sundman, Chairman of the Board and Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)




Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
___ on pursuant to paragraph (b)
 X  60 days after filing pursuant to paragraph (a)(1)
---
__  on pursuant to paragraph (a)(1)
__  75 days after filing pursuant to paragraph (a)(2)
__  on _______________ pursuant to paragraph (a)(2)


Title of Securities being registered: Shares of Institutional Class of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund

                          NEUBERGER BERMAN EQUITY FUNDS

            CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 114 ON FORM N-1A

      This Post-Effective Amendment consists of the following papers and documents.


Cover Sheet

Contents of Post-Effective Amendment No. 114 on Form N-1A

Part A -    Institutional Class Prospectus

Part B -    Statement of Additional Information

Part C -    Other Information

Signature Pages

Exhibit Index

Exhibits

NEUBERGER BERMAN LOGO


PROSPECTUS - MARCH 2006



NEUBERGER BERMAN
EQUITY FUNDS

                              INSTITUTIONAL CLASS
                              SHARES

                              Fasciano Fund

                              Focus Fund

                              Guardian Fund

                              Manhattan Fund

                              Millennium Fund

                              Partners Fund

                              Regency Fund

                              Socially Responsive Fund


These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
--------------------------------------------------------------------------------

EQUITY FUNDS

Fasciano Fund................................................................2

Focus Fund...................................................................8

Guardian Fund...............................................................14

Manhattan Fund..............................................................20

Millennium Fund.............................................................26

Partners Fund...............................................................32

Regency Fund................................................................37

Socially Responsive Fund....................................................43



YOUR INVESTMENT

Share Prices................................................................50

Privileges and Services.....................................................51

Distributions and Taxes.....................................................51

Maintaining Your Account....................................................53

Market Timing Policy........................................................59

Portfolio Holdings Policy...................................................59

Fund Structure..............................................................60



THESE FUNDS:

o    are designed for investors with long-term goals in mind
o offer you the opportunity to participate in financial markets through professionally managed portfolios
o also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
o    normally invest at least 80% of net assets in equity securities


THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2006 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
Fasciano Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL GROWTH. THE PORTFOLIO MANAGER ALSO MAY CONSIDER A COMPANY'S POTENTIAL FOR CURRENT INCOME PRIOR TO SELECTING IT FOR THE FUND.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The Portfolio Manager currently looks for companies with:

o strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and
o stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the Portfolio Manager believes are likely to achieve the Fund's objective, the Portfolio Manager also will consider the company's overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are not closely followed by major Wall Street brokerage houses and large asset management firms.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[GRAPHIC OMITTED]  SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

[GRAPHIC OMITTED]  GROWTH VS. VALUE INVESTING

VALUE INVESTORS SEEK STOCKS TRADING AT BELOW MARKET AVERAGE PRICES BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES BEFORE OTHER INVESTORS DISCOVER THEIR WORTH. GROWTH INVESTORS SEEK COMPANIES THAT ARE ALREADY SUCCESSFUL BUT MAY NOT HAVE REACHED THEIR FULL POTENTIAL.

THE FUND'S BLENDED INVESTMENT APPROACH SEEKS TO LOWER RISK BY DIVERSIFYING ACROSS COMPANIES AND INDUSTRIES WITH GROWTH AND VALUE CHARACTERISTICS, AND CAN PROVIDE A CORE SMALL-CAP FOUNDATION WITHIN A DIVERSIFIED PORTFOLIO.

                                 2 FASCIANO FUND

[GRAPHIC OMITTED]  MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o    may have a shorter history of operations than larger companies;
o    may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

The Fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 3 FASCIANO FUND

[GRAPHIC OMITTED]  PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

26.54   21.51    7.19    6.16    1.70    4.46   -8.67   29.72   12.55    2.60
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005


     BEST QUARTER: Q2 '03, 19.46%
     WORST QUARTER: Q3 '98, -13.41%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------

                                                1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
FASCIANO FUND
Return Before Taxes                              2.60     7.40      9.78
Return After Taxes on Distributions              2.04     7.00      9.19
Return After Taxes on Distributions and
Sale of Fund   Shares                            2.44     6.32      8.44
Russell 2000 Index                               4.55     8.22      9.26

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTION:
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------

* THE ABOVE PERFORMANCE IS THAT OF THE FASCIANO FUND INVESTOR CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS. THE YEAR-BY-YEAR AND AVERAGE ANNUAL TOTAL RETURN DATA FOR THE PERIODS PRIOR TO 3/24/2001 ARE THOSE OF NEUBERGER BERMAN FASCIANO FUND'S PREDECESSOR, FASCIANO FUND, INC.

[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                                 4 FASCIANO FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                     None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                          1.00
PLUS:       Distribution (12b-1) fees                                None
            Other expenses                                           0.16
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                          1.16
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                    0.21
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                           0.95
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                               97        303        574        1,350
--------------------------------------------------------------------------------

* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.95% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.95% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE
FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.85% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


PORTFOLIO MANAGER

MICHAEL FASCIANO is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and has managed the Fund's assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc. from its inception in 1988 to 2001.

                                 5 FASCIANO FUND

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                 6 FASCIANO FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year       Two months      Year        Year        Year         Year
                                                           ended         ended        ended       ended       ended        ended
                                                         6/30/2001    8/31/2001(1)  8/31/2002   8/31/2003    8/31/2004    8/31/2005
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                Share price (NAV) at beginning of year     32.55         34.39        33.93       31.19        35.39       39.81
PLUS:           Income from investment operations
                Net investment income (loss)               (0.11)        (0.06)       (0.16)      (0.11)       (0.20)      (0.05)
                Net gains (losses) - realized and
                unrealized                                  2.24         (0.40)       (1.50)       4.31         4.81        5.41
                Subtotal: income from investment
                operations                                  2.13         (0.46)       (1.66)       4.20         4.61        5.36
MINUS:          Distributions to shareholders
                Income dividends                            0.29             -            -           -            -           -
                Capital gain distributions                     -             -         1.08           -         0.19        1.34
                Subtotal: distributions to shareholders     0.29             -         1.08           -         0.19        1.34
EQUALS:         Share price (NAV) at end of year           34.39         33.93        31.19       35.39        39.81       43.83
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                       1.30          1.58(2)      1.36        1.24         1.22        1.20
Gross expenses(3)                                              -             -            -           -         1.23        1.21
Expenses(4)                                                 1.30          1.58(2)      1.36        1.24         1.23        1.20
Net investment income (loss) - actual                     ( 0.40)        (1.03)(2)    (0.48)      (0.36)       (0.52)      (0.13)
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                            6.64         (1.34)(6)    (4.99)      13.47        13.06(5)    13.60(5)
Net assets at end of year (in millions of dollars)         210.6         203.3        214.1       277.6        364.9       520.6
Portfolio turnover rate (%)                                    3             4(6)        24          24           17          22
------------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE FASCIANO FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT
SHAREHOLDER REPORT (SEE BACK COVER). FOR DATES PRIOR TO 3/24/2001, THE FIGURES ABOVE ARE FROM THE FUND'S PREDECESSOR FUND, THE
FASCIANO FUND, INC.

(1) IN 2001, THE FUND'S FISCAL YEAR-END WAS CHANGED FROM JUNE 30 TO AUGUST 31.

(2) ANNUALIZED.

(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(4) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(5) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

(6) NOT ANNUALIZED.

                                                           7 FASCIANO FUND

Neuberger Berman
Focus Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of companies of any size that fall within the following sectors:

o  autos and housing                    o  machinery and equipment
o  consumer goods and services          o  media and entertainment
o  defense and aerospace                o  retailing
o  energy                               o  technology
o  financial services                   o  transportation
o  health care                          o  utilities
o  heavy industry

At any given time, the Fund intends to place most of its assets in those sectors that the Portfolio Manager believes are undervalued. The Fund generally invests at least 90% of net assets in no more than six sectors, and may invest 50% or more of its assets in any one sector.

The Portfolio Manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a small number of sectors.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[GRAPHIC OMITTED]  INDUSTRY SECTORS

THE ECONOMY IS DIVIDED INTO SECTORS, EACH MADE UP OF RELATED INDUSTRIES. BY FOCUSING ON SEVERAL SECTORS AT A TIME, THE FUND CAN ADD A MEASURE OF DIVERSIFICATION AND STILL PURSUE THE PERFORMANCE POTENTIAL OF INDIVIDUAL SECTORS.

TO THE EXTENT THE FUND INVESTS MORE HEAVILY IN ONE SECTOR, IT THEREBY PRESENTS A MORE CONCENTRATED RISK. A SECTOR MAY HAVE ABOVE AVERAGE PERFORMANCE DURING PARTICULAR PERIODS, BUT INDIVIDUAL SECTORS ALSO TEND TO MOVE UP AND DOWN MORE THAN THE BROADER MARKET. ALTHOUGH THE FUND DOES NOT INVEST MORE THAN 25% OF TOTAL ASSETS IN ANY ONE INDUSTRY, THE SEVERAL INDUSTRIES THAT COMPRISE A SECTOR MAY ALL REACT IN THE SAME WAY TO ECONOMIC, POLITICAL AND REGULATORY EVENTS.

[GRAPHIC OMITTED]  VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THE MARKET AVERAGE, BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                  8 FOCUS FUND

[GRAPHIC OMITTED]  MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the Fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors.

To the extent the Fund invests more heavily in one sector, the risks of that sector are magnified. While its sector focus can change, currently the Fund has more than 50% of its total assets invested in the financial services sector. (See the Appendix for a discussion of sector-specific risks.) To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

The Fund is non-diversified. This means that the percentage of the Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                  9 FOCUS FUND

[GRAPHIC OMITTED]  PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

16.22   24.15   13.24    26.02   12.42  -6.69  -36.41   64.89    5.00    0.00
 1996    1997    1998     1999    2000   2001    2002    2003    2004    2005

     BEST QUARTER: Q4 '98, 34.51%
     WORST QUARTER: Q3 '02, -31.87%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------
                                                   1 Year   5 Years   10 Years
FOCUS FUND
Return Before Taxes                                  0.00     0.54      9.05
Return After Taxes on Distributions                 -2.08    -0.17      7.40
Return After Taxes on Distributions and
Sale of Fund Shares                                  2.82     0.38      7.31
Russell 1000 Value Index                             7.05     5.28     10.94
S&P 500 Index                                        4.91     0.54      9.07

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------
* THE ABOVE PERFORMANCE IS THAT OF THE FOCUS FUND INVESTOR CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO SEPTEMBER 1998, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

                                  10 FOCUS FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                             0.65
PLUS:       Distribution (12b-1) fees                                   None
            Other expenses                                              0.13
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                             0.78
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                       0.13
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                              0.65
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                     1 Year    3 Years    5 Years    10 Years
Expenses                               66        208        393         928
--------------------------------------------------------------------------------

* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.65% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.65% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.49% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.


PORTFOLIO MANAGER

ROBERT B. CORMAN is a Vice President of Neuberger Berman Management Inc. and Managing Director of Neuberger Berman, LLC. He has been the Portfolio Manager of the Fund since October 2005. Previously, he co-managed the Fund's assets from November 2003 to September 2005. He held senior positions in portfolio management at four other firms since 1981.

                                  11 FOCUS FUND

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                  12 FOCUS FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                               2001         2002        2003         2004        2005
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                Share price (NAV) at beginning of year             50.61        36.11       23.05        32.28       31.96
PLUS:           Income from investment operations
                Net investment income (loss)                       (0.04)        0.01        0.05         0.08        0.21
                Net gains (losses) - realized and unrealized      (10.23)      (10.65)       9.18        (0.35)       5.12
                Subtotal: income from investment operations       (10.27)      (10.64)       9.23        (0.27)       5.33
MINUS:          Distributions to shareholders
                Income dividends                                       -            -           -         0.05        0.08
                Capital gain distributions                          4.23         2.42           -            -           -
                Subtotal: distributions to shareholders             4.23         2.42           -         0.05        0.08
EQUALS:         Share price (NAV) at end of year                   36.11        23.05       32.28        31.96       37.21
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                              0.83          0.87        0.90         0.85        0.87
Gross expenses(1)                                                     -             -           -         0.86        0.87
Expenses(2)                                                        0.83          0.87        0.90         0.86        0.87
Net investment income (loss) - actual                             (0.09)         0.02        0.21         0.21        0.57
--------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.  The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  (20.40)      (31.58)      40.04        (0.84)(3)   16.69(3)
Net assets at end of year (in millions of dollars)               1,618.6      1,024.6     1,300.0      1,198.9     1,185.4
Portfolio turnover rate (%)                                           38           25          24           27          19
--------------------------------------------------------------------------------------------------------------------------------
THE FIGURES ABOVE ARE FROM THE FOCUS FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST
RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAgement fees.

                                                          13 FOCUS FUND

Neuberger Berman
Guardian Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL; CURRENT INCOME IS A SECONDARY GOAL.

To pursue these goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[GRAPHIC OMITTED]  MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

[GRAPHIC OMITTED]  VALUATION SENSITIVE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORIC AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES. A VALUATION SENSITIVE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE HIGH QUALITY BUSINESSES THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                14 GUARDIAN FUND

[GRAPHIC OMITTED]  MAIN RISKS

MOST OF THE FUND'S PERFORMANCE DEPENDS ON WHAT HAPPENS IN THE STOCK MARKET. THE MARKET'S BEHAVIOR IS UNPREDICTABLE, PARTICULARLY IN THE SHORT TERM. THE VALUE OF YOUR INVESTMENT WILL RISE AND FALL, SOMETIMES SHARPLY, AND YOU COULD LOSE MONEY.

TO THE EXTENT THAT THE FUND EMPHASIZES MID- OR LARGE-CAP STOCKS, IT TAKES ON THE ASSOCIATED RISKS. MID-CAP STOCKS TEND TO BE MORE VOLATILE THAN LARGE-CAP STOCKS AND ARE USUALLY MORE SENSITIVE TO ECONOMIC, POLITICAL, REGULATORY AND MARKET FACTORS. AT ANY GIVEN TIME, ONE OR BOTH GROUPS OF STOCKS MAY BE OUT OF FAVOR WITH INVESTORS.

WITH A VALUATION SENSITIVE APPROACH, THERE IS ALSO THE RISK THAT STOCKS MAY REMAIN UNDERVALUED DURING A GIVEN PERIOD. THIS MAY HAPPEN BECAUSE VALUE STOCKS AS A CATEGORY LOSE FAVOR WITH INVESTORS COMPARED TO GROWTH STOCKS OR BECAUSE OF A FAILURE TO ANTICIPATE WHICH STOCKS OR INDUSTRIES WOULD BENEFIT FROM CHANGING MARKET OR ECONOMIC CONDITIONS.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                15 GUARDIAN FUND

[GRAPHIC OMITTED]  PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

17.88   17.94    2.35    8.46   -1.86   -1.84  -25.75   35.14   16.06    8.44
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005


     BEST QUARTER: Q4 '98, 23.12%
     WORST QUARTER: Q3 '98, -26.19%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------

                                                    1 Year   5 Years   10 Years
GUARDIAN FUND
Return Before Taxes                                  8.44     4.39      6.50
Return After Taxes on Distributions                  8.33     4.20      4.53
Return After Taxes on Distributions and
Sale of Fund Shares                                  5.63     3.67      4.79
S&P 500 Index                                        4.91     0.54      9.07

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------

* THE ABOVE PERFORMANCE IS THAT OF THE GUARDIAN FUND INVESTOR CLASS. BECAUSE THE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING MAINLY IN LARGE-CAP STOCKS PRIOR TO DECEMBER 2002, ITS PERFORMANCE DURING THOSE TIMES MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

                                16 GUARDIAN FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                             0.64
PLUS:       Distribution (12b-1) fees                                   None
            Other expenses                                              0.13
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                             0.77
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                       0.12
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                              0.65
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                     1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                               66        208        390         919
--------------------------------------------------------------------------------

* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.65% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.65% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.49% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.

                                17 GUARDIAN FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Mr. Moretti joined each firm in 2001 and has managed the Fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been an Associate Manager of the Fund since December 2003 and has been a Portfolio Manager at Neuberger Berman since 1997. She was a research analyst and the project director for a social research group from 1995 to 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                18 GUARDIAN FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                               2001         2002        2003         2004        2005
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                Share price (NAV) at beginning of year             20.22        14.30       11.53        12.92       14.46
PLUS:           Income from investment operations
                Net investment income                               0.13         0.12        0.05         0.05        0.13
                Net gains (losses) - realized and unrealized       (2.82)       (2.77)       1.40         1.53        2.98
                Subtotal: income from investment operations        (2.69)       (2.65)       1.45         1.58        3.11
MINUS:          Distributions to shareholders
                Income dividends                                    0.13         0.12        0.05         0.04        0.05
                Capital gain distributions                          3.10            -           -            -           -
                Tax return of capital                                  -            -        0.01            -           -
                Subtotal: distributions to shareholders             3.23         0.12        0.06         0.04        0.05
EQUALS:         Share price (NAV) at end of year                   14.30        11.53       12.92        14.46       17.52
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                               0.84         0.88        0.92         0.90        0.90
Gross expenses(1)                                                      -            -           -         0.90        0.90
Expenses(2)                                                         0.84         0.88        0.92         0.91        0.90
Net investment income - actual                                      0.83         0.84        0.44         0.35        0.83
--------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.  The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  (13.36)      (18.64)      12.70        12.24(3)    21.52(3)
Net assets at end of year (in millions of dollars)               1,999.5      1,337.1     1,297.6      1,300.6     1,415.2
Portfolio turnover rate (%)                                           88           85         113           25          20
--------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE GUARDIAN FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST
RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                         19 GUARDIAN FUND

Neuberger Berman
Manhattan Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Managers analyze such factors as:

o    financial condition (such as debt to equity ratio)
o    market share and competitive leadership of the company's products
o    earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[GRAPHIC OMITTED]  MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

[GRAPHIC OMITTED]  GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                                20 MANHATTAN FUND

[GRAPHIC OMITTED]  MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o    fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                21 MANHATTAN FUND

[GRAPHIC OMITTED]  PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

 9.85   29.20   16.39   50.76  -11.42  -29.66  -31.23   30.57   16.22   13.38
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

     BEST QUARTER: Q4 '99, 49.01%
     WORST QUARTER: Q3 '01, -30.09%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------

                                                1 Year    5 Years   10 Years
MANHATTAN FUND
Return Before Taxes                              13.38      -3.60     6.27
Return After Taxes on Distributions              13.38      -3.63     3.99
Return After Taxes on Distributions and
Sale of Fund Shares                               8.70      -3.04     4.63
Russell Midcap Growth Index                      12.10       1.38     9.27
Russell Midcap Index                             12.65       8.45    12.49

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
The Russell Midcap Index is an unmanaged index of U.S. mid- cap stocks.
--------------------------------------------------------------------------------
* THE ABOVE PERFORMANCE IS THAT OF THE MANHATTAN FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

BECAUSE THE FUND HAD A POLICY OF INVESTING IN STOCKS OF ALL CAPITALIZATIONS AND USED A COMPARATIVELY MORE VALUE-ORIENTED INVESTMENT APPROACH PRIOR TO JULY 1997, ITS PERFORMANCE MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

                                22 MANHATTAN FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
 These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                             0.69
PLUS:       Distribution (12b-1) fees                                   None
            Other expenses                                              0.18
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                             0.87
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                       0.12
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                              0.75
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses                                77        240        445        1,037
--------------------------------------------------------------------------------
* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE
FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.54% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for the administrative services provided to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team headed by Jon D. Brorson, consisting of the following lead Portfolio Managers, each of whom has managed the Fund since January 2003:

JON D. BRORSON, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has co-managed an equity mutual fund and managed other equity portfolios since 1990 for two other investment

                                23 MANHATTAN FUND
managers, where he also had responsibility for investment research, sales and trading.

KENNETH J. TUREK, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                                24 MANHATTAN FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                               2001         2002        2003         2004        2005
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
                Share price (NAV) at beginning of year             21.01         6.63        4.70         5.58        5.86
PLUS:           Income from investment operations
                Net investment loss                                (0.05)       (0.04)      (0.04)       (0.04)      (0.04)
                Net gains (losses) - realized and unrealized       (8.97)       (1.84)       0.92         0.32        1.63
                Subtotal: income from investment operations        (9.02)       (1.88)       0.88         0.28        1.59
MINUS:          Distributions to shareholders
                Capital gain distributions                          5.36         0.05           -            -           -
                Subtotal: distributions to shareholders             5.36         0.05           -            -           -
EQUALS:         Share price (NAV) at end of year                    6.63         4.70        5.58         5.86        7.45
-----------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                               0.95         1.05        1.12         1.06        1.06
Gross Expenses(1)                                                      -            -           -         1.06        1.06
Expenses(2)                                                         0.95         1.05        1.12         1.09        1.07
Net investment loss - actual                                       (0.52)       (0.69)      (0.78)       (0.63)      (0.65)
-----------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.  The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  (51.10)      (28.57)      18.72         5.02(3)    27.13(3)
Net assets at end of year (in millions of dollars)                 517.8        300.5       324.6        306.2       342.2
Portfolio turnover rate (%)                                          102           98         145          102          65
-----------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE MANHATTAN FUND INVESTOR CLASS. ALL FIGURES FOR FISCAL YEARS 2001 THROUGH AND INCLUDING 2003
HAVE BEEN AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THOSE YEARS. THE FIGURES FOR FISCAL YEARS 2004 AND 2005 HAVE BEEN
AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR REPORT,
ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF THE INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                       25 MANHATTAN FUND

Neuberger Berman
Millennium Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond $2 billion. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitive analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Managers analyze such factors as:

o    financial condition (such as debt to equity ratio)
o    market share and competitive leadership of the company's products
o    earnings growth relative to competitors
o market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


[GRAPHIC OMITTED]  SMALL-CAP STOCKS

HISTORICALLY, STOCKS OF SMALLER COMPANIES HAVE NOT ALWAYS MOVED IN TANDEM WITH THOSE OF LARGER COMPANIES. OVER THE LAST 40 YEARS, SMALL-CAPS HAVE OUTPERFORMED LARGE-CAPS OVER 60% OF THE TIME. HOWEVER, SMALL-CAPS HAVE OFTEN FALLEN MORE SEVERELY DURING MARKET DOWNTURNS.

[GRAPHIC OMITTED]  GROWTH INVESTING

FOR GROWTH INVESTORS, THE AIM IS TO INVEST IN COMPANIES THAT ARE ALREADY SUCCESSFUL BUT COULD BE EVEN MORE SO. OFTEN, THESE STOCKS ARE IN EMERGING OR RAPIDLY GROWING INDUSTRIES. ACCORDINGLY, THE FUND AT TIMES MAY INVEST A GREATER PORTION OF ITS ASSETS IN PARTICULAR INDUSTRIES OR SECTORS THAN OTHER FUNDS DO.

WHILE MOST GROWTH STOCKS ARE KNOWN TO INVESTORS, THEY MAY NOT YET HAVE REACHED THEIR FULL POTENTIAL. THE GROWTH INVESTOR LOOKS FOR INDICATIONS OF CONTINUED SUCCESS.

                               26 MILLENNIUM FUND

[GRAPHIC OMITTED]  MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

o    may have a shorter history of operations than larger companies;
o    may not have as great an ability to raise additional capital;
o may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;
o be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The Fund may at times invest a portion of its assets in mid-cap stocks. For a discussion of the risks associated with mid-cap stocks, see the Appendix.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                               27 MILLENNIUM FUND

[GRAPHIC OMITTED] PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

                         130.49   -28.68   -14.47  -44.46   33.26   16.20  15.22
 1996    1997     1998     1999     2000     2001    2002    2003    2004   2005

     BEST QUARTER:  Q4 '99,  72.95%
     WORST QUARTER: Q3 '01, -27.89%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------
                                                                    Since
                                                                  Inception
                                        1 Year      5 Years      (10/20/1998)
--------------------------------------------------------------------------------
MILLENNIUM FUND
Return Before Taxes                     15.22        -3.25           10.95
Return After Taxes on Distributions     15.22        -3.25            9.29
Return After Taxes on Distributions
and Sale of Fund Shares                  9.89        -2.74            8.75
Russell 2000 Growth Index                4.15         2.28            6.62
Russell 2000 Index                       4.55         8.22           10.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.
--------------------------------------------------------------------------------
* THE ABOVE PERFORMANCE IS THAT OF MILLENNIUM FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


[GRAPHIC OMITTED] PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. SMALL-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                               28 MILLENNIUM FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
-------------------------------------------------------------------------------=
SHAREHOLDER FEES                                                        None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                             1.00
PLUS:       Distribution (12b-1) fees                                   None
            Other expenses                                              0.47
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                             1.47
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                       0.62
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                              0.85
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                 1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses                           87        271        615      1,587
--------------------------------------------------------------------------------

* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.85% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.

                               29 MILLENNIUM FUND

PORTFOLIO MANAGERS

The Fund is managed by a team headed by Jon D. Brorson, consisting of the following lead Portfolio Managers, each of whom has managed the Fund since January 2003:

JON D. BRORSON, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

DAVID H. BURSHTAN, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Fund shares.

                               30 MILLENNIUM FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                              2001        2002        2003        2004        2005
--------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

           Share price (NAV) at beginning of year                 36.02       14.35        9.36       10.88      10.71
 PLUS:     Income from investment operations
           Net investment loss                                    (0.21)      (0.14)      (0.10)      (0.14)     (0.19)
           Net gains (losses) - realized and unrealized          (16.36)      (4.85)      (1.62)      (0.03)      3.67
           Subtotal: income from investment operations           (16.57)      (4.99)      (1.52)      (0.17)      3.48
 MINUS:    Distributions to shareholders
           Capital gain distributions                              5.09           -           -           -          -
           Tax return of capital                                   0.01           -           -           -          -
           Subtotal: distributions to shareholders                 5.10           -           -           -          -
 EQUALS:   Share price (NAV) at end of year                       14.35        9.36       10.88       10.71      14.19
 ------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense
reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                              1.47        1.62        1.75        1.71       1.71
Gross expenses(1)                                                     -           -        1.83        1.77       1.90
Expenses(2)                                                        1.47        1.62        1.75        1.75       1.75
Net investment loss - actual                                      (1.08)      (1.05)      (1.09)      (1.20)     (1.47)
-------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                 (48.32)     (34.77)      16.24(3)    (1.56)(3)  32.49(3)
Net assets at end of year (in millions of dollars)                118.0        63.1        59.1        43.3       45.0
Portfolio turnover rate (%)                                         158         126         241         146        204
--------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE MILLENNIUM FUND INVESTOR CLASS. ALL FIGURES FOR FISCAL YEARS 2001 THROUGH AND INCLUDING 2003
HAVE BEEN AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THOSE YEARS. THE FIGURES FOR FISCAL YEARS 2004 AND 2005 HAVE
BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THOSE YEARS. THEIR
REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT AND/OR WAIVER OF A PORTION OF INVESTMENT
    MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR
    WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                     31 MILLENNIUM FUND

Neuberger Berman
Partners Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

o    historical low valuation
o strong fundamentals, such as a company's financial, operational, and competitive positions
o    relatively high operating profit margins and returns.

The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


[GRAPHIC OMITTED] MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

[GRAPHIC OMITTED] VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THE MARKET AVERAGE, BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                32 PARTNERS FUND

[GRAPHIC OMITTED]  MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                33 PARTNERS FUND

[GRAPHIC OMITTED] PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

26.49   29.23    6.28    7.80    0.57   -3.02   -24.82   35.87   19.21    17.99
 1996    1997    1998    1999    2000    2001     2002    2003    2004     2005

     BEST QUARTER: Q2 '03. 20.37%
     WORST QUARTER: Q3 '02 -21.32%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2005*
--------------------------------------------------------------------------------
                                                 1 Year       5 Years   10 Years
--------------------------------------------------------------------------------
PARTNERS FUND
Return Before Taxes                               17.99        6.86      10.13
Return After Taxes on Distributions               17.02        6.53       8.21
Return After Taxes on Distributions and
Sale of Fund Shares                               12.93        5.86       7.92
Russell 1000 Value Index                           7.05        5.28      10.94
S&P 500 Index                                      4.91        0.54       9.07

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------

* THE ABOVE PERFORMANCE IS THAT OF THE PARTNERS FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                34 PARTNERS FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                            0.62
PLUS:       Distribution (12b-1) fees                                  None
            Other expenses                                             0.12
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                            0.74
--------------------------------------------------------------------------------
MINUS:      Expenses reimbursement                                     0.09
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                             0.65
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                        1 Year    3 Years    5 Years    10 Years
 Expenses                                  66       208        383        892
--------------------------------------------------------------------------------
* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.65% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.65% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.48% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Mr. Mullick has managed the Fund since 1998 and was a portfolio manager at another firm from 1993 to 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                35 PARTNERS FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                              2001        2002        2003        2004       2005
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
             Share price (NAV) at beginning of year               25.03       20.54       16.67       19.22      21.41
PLUS:        Income from investment operations
             Net investment income                                 0.08        0.03        0.01        0.16       0.21
             Net gains (losses) - realized and unrealized         (2.47)      (3.44)       2.57        2.04       7.17
             Subtotal: income from investment operations          (2.39)      (3.41)       2.58        2.20       7.38
MINUS:       Distributions to shareholders
             Income dividends                                      0.17        0.08        0.03        0.01       0.17
             Capital gain distributions                            1.93        0.38           -           -          -
             Subtotal: distributions to shareholders               2.10        0.46        0.03        0.01       0.17
EQUALS:      Share price (NAV) at end of year                     20.54       16.67       19.22       21.41      28.62
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.
Net expenses - actual                                              0.84        0.87        0.90        0.87       0.85
Gross expenses(1)                                                     -           -         -          0.87       0.85
Expenses(2)                                                        0.84        0.87        0.90        0.88       0.86
Net investment income - actual                                     0.35        0.16        0.08        0.76       0.83
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                                  (9.68)     (16.98)      15.51       11.43(3)   34.59(3)
Net assets at end of year (in millions of dollars)              1,689.4     1,209.6     1,247.2     1,280.8    1,826.9
Portfolio turnover rate (%)                                          73          53          65          67         61
------------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE PARTNERS FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST
RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.

                                                         36 PARTNERS FUND

Neuberger Berman
Regency Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization with market capitalization in the range of the Russell Midcap Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager looks for undervalued companies with high-quality businesses. Factors in identifying these firms may include:

o    historical low valuation
o    above-average returns on invested capital
o    solid balance sheets.

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Portfolio Manager may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[GRAPHIC OMITTED] MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

[GRAPHIC OMITTED] VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THE MARKET AVERAGE, BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                 37 REGENCY FUND

[GRAPHIC OMITTED] MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o    fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                                 38 REGENCY FUND

[GRAPHIC OMITTED] PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

                                31.24   -2.34  -11.69   35.88   22.34   12.42
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

    BEST QUARTER: Q4 '03, 14.83%
    WORST QUARTER: Q3 '02, -15.37%

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                                1 Year     5 Year    (6/1/1999)
--------------------------------------------------------------------------------
REGENCY FUND
Return Before Taxes                              12.42      10.02      13.59
Return After Taxes on Distributions              10.94       8.74      12.14
Return After Taxes on Distributions and
Sale of Fund Shares                               9.62       8.16      11.26
Russell Midcap Value Index                       12.65      12.21      10.99
Russell Midcap Index                             12.65       8.45       9.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The Russell Midcap Value Index is an unmanaged index of U.S. midcap value stocks. The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.
--------------------------------------------------------------------------------
* THE ABOVE PERFORMANCE IS THAT OF THE REGENCY FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.

[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                 39 REGENCY FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES                                                      None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                            0.70
PLUS:       Distribution (12b-1) fees                                  None
            Other expenses                                             0.26
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                            0.96
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                      0.21
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                             0.75
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                        1 Year    3 Years   5 Years     10 Years
--------------------------------------------------------------------------------
Expenses                                  77        240       466        1,117
--------------------------------------------------------------------------------

* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management/administration fees paid to the Manager were 0.55% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc., and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since 2005 and has been a fund manager at Neuberger Berman Management Inc. since 1998. He previously co-managed the Fund from its inception in 1999 to 2000.

                                 40 REGENCY FUND

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

                                 41 REGENCY FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                           2001      2002       2003        2004       2005
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

            Share price (NAV) at beginning of year             13.02      12.92      10.58      12.14       14.44
PLUS:       Income from investment operations
            Net investment income (loss)                          -       (0.01)     (0.03)     (0.03)       0.01
            Net gains (losses) - realized and unrealized        0.60      (0.88)      1.59       2.33        4.08
            Subtotal: income from investment operations         0.60      (0.89)      1.56       2.30        4.09
MINUS:      Distributions to shareholders
            Income dividends                                      -        0.01          -          -            -
            Capital gain distributions                          0.70       1.44          -          -        1.16
            Subtotal: distributions to shareholders             0.70       1.45          -          -        1.16
EQUALS:     Share price (NAV) at end of year                   12.92      10.58      12.14      14.44       17.37
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual                                           1.50       1.50       1.50       1.49        1.20
Gross expenses(1)                                               1.61       1.46       1.57       1.42        1.18
Expenses(2)                                                     1.50       1.50       1.50       1.50        1.21
Net investment income (loss) - actual                          (0.02)     (0.07)     (0.30)     (0.22)       0.09
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                             4.81      (7.42)     14.74      18.95       29.26
Net assets at end of year (in millions of dollars)              16.0       16.7       20.1       33.5       107.9
Portfolio turnover rate (%)                                      256        119         73         62          91

THE FIGURES ABOVE ARE FROM THE REGENCY FUND INVESTOR CLASS. ALL FIGURES FOR FISCAL YEARS 2001 THROUGH AND INCLUDING 2003 HAVE BEEN
AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THOSE YEARS. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN AUDITED
BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL
STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF
    INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR WAIVED A
    PORTION OF INVESTMENT MANAGEMENT FEES.

                                                          42 REGENCY FUND

Neuberger Berman
Socially Responsive Fund
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]  GOAL & STRATEGY

THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES THAT MEET THE FUND'S FINANCIAL CRITERIA AND SOCIAL POLICY.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation- related factors. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in three areas:

o    environmental concerns
o    diversity in the work force
o    progressive employment and workplace practices, and community relations.

The Portfolio Managers typically also look at a company's record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its total assets in equity securities selected in accordance with its social policy without providing shareholders at least 60 days' notice.

[GRAPHIC OMITTED]  MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

[GRAPHIC OMITTED]  SOCIAL INVESTING

FUNDS THAT FOLLOW SOCIAL POLICIES SEEK SOMETHING IN ADDITION TO ECONOMIC SUCCESS. THEY ARE DESIGNED TO ALLOW INVESTORS TO PUT THEIR MONEY TO WORK AND ALSO SUPPORT COMPANIES THAT FOLLOW PRINCIPLES OF GOOD CORPORATE CITIZENSHIP.

                           43 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]  VALUATION SENSITIVE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THEIR HISTORIC AVERAGE, BASED ON EARNINGS, CASH FLOW, OR OTHER FINANCIAL MEASURES. A VALUATION SENSITIVE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE HIGH QUALITY BUSINESSES THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                           44 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]  MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

o undervalued stocks that do not meet the social criteria could outperform those that do
o economic or political changes could make certain companies less attractive for investment
o the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.

                           45 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]  PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

18.50   24.41   15.01    7.04   -0.44   -2.57  -14.45   34.48   13.57    7.58
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

    BEST QUARTER: Q4 '98, 20.98%
    WORST QUARTER: Q3 '02, -17.08%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*
--------------------------------------------------------------------------------
                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
SOCIALLY RESPONSIVE FUND
Return Before Taxes                           7.58          6.49         9.48
Return After Taxes on Distributions           7.00          5.61         8.65
Return After Taxes on Distributions and
Sale of Fund Shares                           5.70          5.26         8.05
S&P 500 Index                                 4.91          0.54         9.07

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:
The S&P 500 Index is an unmanaged index of U.S. stocks.
--------------------------------------------------------------------------------
* THE ABOVE PERFORMANCE IS THAT OF THE SOCIALLY RESPONSIVE FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.

[GRAPHIC OMITTED]  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDEX DOES NOT INCLUDE COSTS OF INVESTMENT.

                           46 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]  INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       NONE
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*
These are deducted from Fund assets, so you pay them indirectly.
            Management fees                                            0.69
PLUS:       Distribution (12b-1) fees                                  None
            Other expenses                                             0.15
--------------------------------------------------------------------------------
EQUALS:     Total annual operating expenses                            0.84
--------------------------------------------------------------------------------
MINUS:      Expense reimbursement                                      0.19
--------------------------------------------------------------------------------
EQUALS:     Net expenses**                                             0.65
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
                                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Expenses                                   66        208        407       981
--------------------------------------------------------------------------------
* THE FIGURES IN THE TABLE ARE BASED ON ESTIMATED NET ASSETS FOR THE FUND'S INSTITUTIONAL CLASS.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.65% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.65% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.


[GRAPHIC OMITTED]  INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $148.9 billion in total assets (as of 12/31/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management/administration fees paid to the Manager were 0.54% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services of the Fund.

                           47 SOCIALLY RESPONSIVE FUND

PORTFOLIO MANAGERS

ARTHUR MORETTI is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He joined each firm and has co-managed the Fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

INGRID S. DYOTT is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. She has been co-manager of the Fund since December 2003 and before that was an Associate Manager of the Fund since 1997. She was a research analyst and the project director for a social research group from 1995 to 1997.

SAJJAD S. LADIWALA is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund shares.

                           48 SOCIALLY RESPONSIVE FUND

[GRAPHIC OMITTED]  FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
Year Ended August 31,                                           2001       2002       2003       2004       2005
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
            Share price (NAV) at beginning of year             21.01      18.96      15.39      18.55      19.48
 PLUS:      Income from investment operations
            Net investment income                               0.02       0.04       0.02       0.04       0.18
            Net gains (losses) - realized and unrealized       (2.07)     (1.83)      3.17       1.81       3.79
            Subtotal: income from investment operations        (2.05)     (1.79)      3.19       1.85       3.97
 MINUS:     Distributions to shareholders
            Income dividends                                       -       0.06       0.03       0.05       0.03
            Capital gain distributions                             -       1.67          -       0.87       0.51
            Tax return of capital                                  -       0.05          -          -          -
            Subtotal: distributions to shareholders                -       1.78       0.03       0.92       0.54
 EQUALS:    Share price (NAV) at end of year                   18.96      15.39      18.55      19.48      22.91

----------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual                                           1.13       1.17       1.07       1.06       1.01
Expenses(1)                                                     1.13       1.17       1.08       1.07       1.02
Net investment income - actual                                  0.08       0.21       0.14       0.19       0.83
----------------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)                                               (9.76)    (10.62)     20.79      10.06      20.57
Net assets at end of year (in millions of dollars)              87.8       71.2      132.8      215.6      330.0
Portfolio turnover rate (%)                                       83         60         62         35         21
----------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE SOCIALLY RESPONSIVE FUND INVESTOR CLASS. ALL FIGURES FOR FISCAL YEARS 2001 THROUGH AND
INCLUDING 2003 HAVE BEEN AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THOSE YEARS. THE FIGURES FOR FISCAL YEARS
2004 AND 2005 HAVE BEEN AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THOSE YEARS. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER
REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

                                              49 SOCIALLY RESPONSIVE FUND

Neuberger Berman
Your Investment
--------------------------------------------------------------------------------

o  SHARE PRICES

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund's net asset value per share. The Funds pay you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.


[GRAPHIC OMITTED]  SHARE PRICE CALCULATIONS

THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF A FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUNDS USE MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN A FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY ITS TRUSTEES. A FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. A FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

                               50 YOUR INVESTMENT

o  PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.


[GRAPHIC OMITTED]  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional shares of that Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in shares of the same class of another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Fund shares or paid in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

                               51 YOUR INVESTMENT

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. However, a Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares, on which the dividends were paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

[GRAPHIC OMITTED]  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

[GRAPHIC OMITTED]  BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE IRS TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

                               52 YOUR INVESTMENT

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

[GRAPHIC OMITTED]  BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE IT MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

o  MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of these Funds or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

Every buy and sell order you place will be processed at the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Redemption orders are deemed "accepted" when the Funds' transfer agent receives your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (See "Medallion Signature Guarantees").

                               53 YOUR INVESTMENT

When selling shares in an account that you do not intend to close, be sure to leave at least $5 million worth of shares in the account. Otherwise, the Funds have the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of another fund. There are three things to remember when making an exchange:

o    both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. If you sell or exchange shares of the Fund within 60 days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

                               54 YOUR INVESTMENT

o    in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Funds reserve the right to:

o    suspend the offering of shares
o    reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o    change, suspend, or revoke the exchange privilege
o    suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors


[GRAPHIC OMITTED]  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.


[GRAPHIC OMITTED]  INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.

                               55 YOUR INVESTMENT

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE NEUBERGER BERMAN FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING MONEY FROM ONE NEUBERGER BERMAN FUND TO ANOTHER THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION.


[GRAPHIC OMITTED]  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON YOUR BEHALF OR AS YOUR AGENT) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               56 YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------------------------------------------------

 Method                   Things to know                                       Instructions
--------------------------------------------------------------------------------------------------------------------------
 SENDING US A CHECK       Your first investment must be at least $5 million    Fill out the application and enclose your
                                                                               check
                          We cannot accept cash, money orders, starter
                          checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                          other cash equivalents                               Neuberger Berman Funds
                                                                               Boston Service Center
                          You will be responsible for any losses or fees       P.O. Box 8403
                          resulting from a bad check; if necessary, we may     Boston, MA 02266-8403
                          sell other shares belonging to you in order to
                          cover these losses                                   If express delivery, registered mail, or
                                                                               certified mail, send to:
                          All checks must be made out to "Neuberger            Neuberger Berman Funds
                          Berman Funds"; we cannot accept checks made          c/o State Street Bank and Trust Company
                          out to you or other parties and signed over to us    66 Brooks Drive
                                                                               Braintree, MA 02184-3839
--------------------------------------------------------------------------------------------------------------------------
 WIRING MONEY             Your Investment must be at least $5 million          Before wiring any money, call 800-366-6264
                                                                               for an order confirmation

                                                                               Have your financial institution send your wire
                                                                               to State Street Bank and Trust Company

                                                                               Include your name, the Fund name, your
                                                                               account number and other information as
                                                                               requested
--------------------------------------------------------------------------------------------------------------------------
 EXCHANGING FROM ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both Accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or
                          changed once it has been placed
--------------------------------------------------------------------------------------------------------------------------
 BY TELEPHONE             We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                          investment                                           purchase

                          Additional shares will be purchased when your        Immediately follow up with a wire or
                          order is accepted                                    electronic transfer

                          Not available on retirement accounts
--------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    All investments must be at least $100                Call 800-366-6264 for instructions
 INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------

                                                     57 YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions
--------------------------------------------------------------------------------------------------------------------------
 SENDING US A LETTER      Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account                             If regular first-class mail, send to:
                                                                                Neuberger Berman Funds
                          You can also request that we send the proceeds       Boston Service Center
                          to your designated bank account by electronic        P.O. Box 8403
                          transfer (ACH)                                       Boston, MA 02266-8403

                          You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                               certified mail, send to:
                          Please also supply us with your e-mail address
                          and daytime telephone number when you write to       Neuberger Berman Funds
                          us in the event we need to reach you                 c/o State Street Bank and Trust Company
                                                                               66 Brooks Drive
                                                                               Braintree, MA 02184-3839
--------------------------------------------------------------------------------------------------------------------------
 SENDING US A FAX         Not available if you have changed the address on     Write a request to sell shares as described
                          the account in the past 15 days                      above

                                                                               Call 800-366-6264 to obtain the appropriate
                                                                               fax number
--------------------------------------------------------------------------------------------------------------------------
 CALLING IN YOUR ORDER    Not available if you have declined the phone         Call 800-366-6264 to place your order
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            Give your name, account number, the fund
                          retirement shareholders who are at least 59 1/2 or   name, the dollar amount or number of shares
                          older and have their birthdates on file)             you want to sell, and any other instructions

                          Not available if you have changed the address on
                          the account in the past 15 days
--------------------------------------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
 FUND
                          Both Accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or
                          changed once it has been placed
--------------------------------------------------------------------------------------------------------------------------
 SETTING UP SYSTEMATIC    Withdrawals must be at least $100                    Call 800-366-6264 for instructions
 WITHDRAWALS
--------------------------------------------------------------------------------------------------------------------------

                                                     58 YOUR INVESTMENT

[GRAPHIC OMITTED]  RETIREMENT PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.


o  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Funds' trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in each Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.


o  PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund (except Fasciano and Millennium) are available at http://www.nb.com/ind/mutual_funds/prospectuses/ 15-30 days after each month-end; the complete portfolio holdings of Fasciano and Millennium Funds are available 15-30 days after the end of each calendar quarter.

Each Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted (holdings for Fasciano and Millennium Funds will be available for only 15-30 days). Complete holdings

                               59 YOUR INVESTMENT
for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


o  FUND STRUCTURE

Each Fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Funds.

                               60 YOUR INVESTMENT

APPENDIX

NEUBERGER BERMAN FOCUS FUND -- DESCRIPTION OF ECONOMIC SECTORS.

Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) AUTOS AND HOUSING SECTOR: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) CONSUMER GOODS AND SERVICES SECTOR: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) DEFENSE AND AEROSPACE SECTOR: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

(4) ENERGY SECTOR: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

(5) FINANCIAL SERVICES SECTOR: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much

                                   61 APPENDIX
greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.

(6) HEALTH CARE SECTOR: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

(7) HEAVY INDUSTRY SECTOR: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) MACHINERY AND EQUIPMENT SECTOR: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) MEDIA AND ENTERTAINMENT SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

(10) RETAILING SECTOR: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

                                   62 APPENDIX

(11) TECHNOLOGY SECTOR: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

(12) TRANSPORTATION SECTOR: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public's willingness to travel.

(13) UTILITIES SECTOR: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

MARKET RISK

The following is a discussion of the risks of investing in the various capitalization components of the stock market and the risks of using either a value or growth approach to selecting these securities.

(1) SMALL-CAP STOCKS: The stocks of smaller companies are often more volatile and less liquid than the stocks of larger companies, and these companies may have a shorter history of operations than larger companies. They may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible to market pressure. Small-cap stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor. Finally, small-cap stocks may be more affected than other types of stock by the underperformance of a sector in which they may be more concentrated.

(2) MID-CAP STOCKS: Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

(3) LARGE-CAP STOCKS: At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding these stocks to perform worse than certain other funds over a given time period.

(4) VALUE STOCKS: With a value approach, there is the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

(5) GROWTH STOCKS: Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several

                                   63 APPENDIX
industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

                                   64 APPENDIX

NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees


If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about each Fund's recent performance, including:

o a discussion by the Portfolio Manager(s) about strategies and market conditions that significantly affect the Fund's performance during the last fiscal year
o   Fund performance data and financial statements
o   portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

o   various types of securities and practices, and their risks
o   investment limitations and additional policies
o   information about each Funds' management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC


[GRAPHIC OMITTED]  OBTAINING INFORMATION

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


[GRAPHIC OMITTED] G0014 03/06 SEC file number: 811-582


[NEUBERGER BERMAN LOGO]

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nb.com

================================================================================

                          NEUBERGER BERMAN EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                           Institutional Class Shares


                             DATED MARCH [___], 2006

Neuberger Berman FASCIANO Fund         Neuberger Berman FOCUS Fund
Neuberger Berman GUARDIAN Fund         Neuberger Berman MANHATTAN Fund
Neuberger Berman MILLENNIUM Fund       Neuberger Berman PARTNERS Fund
Neuberger Berman REGENCY Fund          Neuberger Berman SOCIALLY RESPONSIVE Fund
================================================================================

              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700


     Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman Guardian Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated March [___], 2006.

     The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT INFORMATION.......................................................1
      Investment Policies and Limitations....................................1
      Cash Management and Temporary Defensive Positions......................4

PERFORMANCE INFORMATION.....................................................24
      Average Annual Total Return Computations..............................24
      Average Annual Total Return After Taxes On Distributions..............25
      Average Annual Total Return After Taxes On Distributions and Sale of
       Fund Shares..........................................................25

CERTAIN RISK CONSIDERATIONS.................................................25

TRUSTEES AND OFFICERS.......................................................25

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................43
      Investment Manager and Administrator..................................43
      Sub-Adviser...........................................................46
      Portfolio Manager Information.........................................46
      Investment Companies Managed..........................................50
      Codes of Ethics.......................................................56
      Management and Control of NB Management and Neuberger Berman..........56

DISTRIBUTION ARRANGEMENTS...................................................56

ADDITIONAL PURCHASE INFORMATION.............................................58
      Share Prices and Net Asset Value......................................58

ADDITIONAL EXCHANGE INFORMATION.............................................59

ADDITIONAL REDEMPTION INFORMATION...........................................64
      Suspension of Redemptions.............................................64
      Redemptions in Kind...................................................65

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................65

ADDITIONAL TAX INFORMATION..................................................66
      Taxation of the Funds.................................................66
      Taxation of the Funds' Shareholders...................................69

FUND TRANSACTIONS...........................................................70
      Commission Recapture Program and Expense Offset Arrangement...........77

      Portfolio Turnover....................................................78
      Proxy Voting..........................................................78

PORTFOLIO HOLDINGS DISCLOSURE...............................................79

REPORTS TO SHAREHOLDERS.....................................................82

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS..............................82

CUSTODIAN AND TRANSFER AGENT................................................83

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................83

LEGAL COUNSEL...............................................................83

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................83

REGISTRATION STATEMENT......................................................83

FINANCIAL STATEMENTS........................................................84

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...............A-1

                             INVESTMENT INFORMATION

     Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     At the close of business on March 23, 2001, Neuberger Berman FASCIANO Fund acquired all of the assets and assumed all of the liabilities of Fasciano Fund, Inc.

     Through December 15, 2000, the other Funds' Advisor Class, Investor Class, and Trust Class (each a "Class") units of beneficial interest ("shares") were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. The investment companies for these feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds and Neuberger Berman Equity Trust, respectively.

     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

          (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

          (2) a majority of the outstanding shares of the Fund.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

     The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING. No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN FOCUS FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     DIVERSIFICATION (NEUBERGER BERMAN FOCUS FUND). The Fund is non-diversified under the 1940 Act.

     4. INDUSTRY CONCENTRATION. No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

     7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

     Each Fund (except Neuberger Berman MILLENNIUM Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund) has the following fundamental investment policy:

          Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     Neuberger Berman MILLENNIUM Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund have the following fundamental investment policy:

          Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

     1. BORROWING. No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

     3. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. FOREIGN SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN MILLENNIUM FUND). No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

     FOREIGN SECURITIES (NEUBERGER BERMAN MILLENNIUM FUND). The Fund may not invest more than 20% of the value of its total assets in securities denominated in foreign currency.

     These policies do not limit investment in American Depository Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     6. PLEDGING (NEUBERGER BERMAN GUARDIAN FUND). The Fund may not pledge or hypothecate any of its assets, except that it may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

     7. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN FOCUS FUND). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for federal tax purposes, or securities of another regulated investment company (as so defined) ("RIC").

     8. SOCIAL POLICY (NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling, or weapons or that are involved in nuclear power.

     9. EQUITY SECURITIES. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS.For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman SOCIALLY RESPONSIVE Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman SOCIALLY RESPONSIVE Fund's assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman SOCIALLY RESPONSIVE Fund are selected with a concern for the social impact of each investment.

     Pursuant to an exemptive order received from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund or an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. The money market fund and unregistered fund do not invest in accordance with Neuberger Berman SOCIALLY RESPONSIVE Fund's Social Policy.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

     Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

     ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

     POLICIES AND LIMITATIONS. Each Fund may invest up to 15% of its net assets in illiquid securities.

     REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

     REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund's obligations under the agreement.

     FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

     Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Funds may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman MILLENNIUM Fund) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Neuberger Berman MILLENNIUM Fund may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

     Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

      TECHNOLOGY SECURITIES (ALL FUNDS). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing
which   may   increase   their   volatility.   Competitive   pressures   in  the
technology-related industries also may have a significant effect on the performance of technology securities.

     The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.


FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND INDICES,
                    FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

     FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each of Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter party to a contract executed on a DTEF.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON SECURITIES (ALL FUNDS). Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds each may covered call options and may purchase call options on securities. Each of the other Funds each may write covered call options and may purchase each call options in related closing transactions. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. Each Fund may write covered call options and may purchase call options on securities. Each Fund may also write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

     A Fund would purchase a call option to offset a previously written call option. Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds each also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN GUARDIAN FUND, NEUBERGER BERMAN MILLENNIUM FUND, AND NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). Each of these Funds may write and purchase put options on securities. Each of Neuberger Berman GUARDIAN, Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When any of Neuberger Berman GUARDIAN, Neuberger Berman MILLENNIUM, or Neuberger Berman SOCIALLY RESPONSIVE Funds purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which Neuberger Berman GUARDIAN, Neuberger Berman MILLENNIUM or Neuberger Berman SOCIALLY RESPONSIVE Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. Neuberger Berman GUARDIAN, Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds generally write and purchase put options on securities for hedging purposes (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). The use of put options on securities by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

     The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman MILLENNIUM and Neuberger Berman SOCIALLY RESPONSIVE Funds to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman MILLENNIUM or Neuberger Berman SOCIALLY RESPONSIVE Funds may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. Each Fund may use American-style options.

     The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The use of put and call options by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. All securities index options purchased by the Funds will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date
(usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Funds enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Funds may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     OPTIONS ON FOREIGN CURRENCIES (ALL FUNDS). Each Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. The use of options on currencies by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

     POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

     Each Fund's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if it is to continue to qualify as a RIC. See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of the Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman FASCIANO, Neuberger Berman PARTNERS and Neuberger Berman REGENCY Funds each may invest in corporate debt securities rated below investment grade.

     U.S.  Government  Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman FASCIANO, Neuberger Berman PARTNERS or Neuberger Berman REGENCY Funds warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. Each Fund normally may invest up to 20% of its total assets in debt securities. Neuberger Berman PARTNERS and Neuberger Berman REGENCY Funds each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities.

     Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman SOCIALLY RESPONSIVE Fund and Neuberger Berman MILLENNIUM Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman PARTNERS and Neuberger Berman REGENCY Funds).

     There are no restrictions as to the ratings of debt securities Neuberger Berman FASCIANO Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although these Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

     COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933



Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

     ZERO COUPON SECURITIES (NEUBERGER BERMAN MILLENNIUM FUND, NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN REGENCY FUND, AND NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each such Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Neuberger Berman SOCIALLY RESPONSIVE Fund may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

     PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     OTHER INVESTMENT COMPANY SECURITIES (ALL FUNDS). Each Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     As a shareholder in an investment company, a Fund would indirectly bear its PRO RATA share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

    Neuberger Berman SOCIALLY RESPONSIVE Fund - Description of Social Policy
    ------------------------------------------------------------------------

BACKGROUND INFORMATION ON SOCIALLY RESPONSIVE INVESTING

     In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

     Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

     AVOIDANCE INVESTING. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

     LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

     The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. THE WEALTH OF NATIONS is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith are the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

THE SOCIALLY RESPONSIVE DATABASE

     Neuberger Berman, the Fund's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Fund. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

     WORKPLACE DIVERSITY AND EMPLOYMENT. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

     ENVIRONMENT. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

     PRODUCT. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

     PUBLIC HEALTH. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

     WEAPONS. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

     CORPORATE CITIZENSHIP. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

IMPLEMENTATION OF SOCIAL POLICY

     Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the Fund manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

     The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

     In applying the information in the database to stock selection for the Fund, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.


                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

     Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                  P(1+T)n = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

     NB Management may from time to time waive a portion of its fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectuses and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                 P(1+T)n = ATVD


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

     An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                 P(1+T)n = ATVDR


                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.


                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

INDEPENDENT FUND TRUSTEES

------------------------------------------------------------------------------------------------------------

John Cannon (75)    Trustee since 2000      Consultant.                    48       Independent Trustee or
                                            Formerly, Chairman,                     Director of three
                                            CDC Investment                          series of Oppenheimer
                                            Advisers (registered                    Funds: Limited Term
                                            investment adviser),                    New York Municipal
                                            1993 to January                         Fund, Rochester Fund
                                            1999; formerly,                         Municipals, and
                                            President and Chief                     Oppenheimer
                                            Executive Officer,                      Convertible Securities
                                            AMA Investment                          Fund, since 1992.
                                            Advisors, an
                                            affiliate of the
                                            American Medical
                                            Association.
------------------------------------------------------------------------------------------------------------

Faith Colish (70)   Trustee since 1982      Counsel, Carter                48       Director, American Bar
                                            Ledyard & Milburn                       Retirement Association
                                            LLP (law firm) since                    (ABRA) since 1997
                                            October 2002;                           (not-for-profit
                                            formerly,                               membership
                                            Attorney-at-Law and                     association).
                                            President, Faith
                                            Colish, A
                                            Professional
                                            Corporation, 1980 to
                                            2002.
------------------------------------------------------------------------------------------------------------

                                                     26

------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

C. Anne Harvey      Trustee since 2000      Consultant,                    48       President, Board of
(68)                                        C.A. Harvey                             Associates to The
                                            Associates since                        National
                                            June 2001; formerly,                    Rehabilitation
                                            Director, AARP, 1978                    Hospital's Board of
                                            to December 2001.                       Directors since 2002;
                                                                                    formerly, Member,
                                                                                    Individual Investors
                                                                                    Advisory Committee to
                                                                                    the New York Stock
                                                                                    Exchange Board of
                                                                                    Directors, 1998 to
                                                                                    June 2002; formerly,
                                                                                    Member, American
                                                                                    Savings Education
                                                                                    Council's Policy Board
                                                                                    (ASEC), 1998 to 2000;
                                                                                    formerly, Member,
                                                                                    Executive Committee,
                                                                                    Crime Prevention
                                                                                    Coalition of America,
                                                                                    1997 to 2000.

------------------------------------------------------------------------------------------------------------

Barry Hirsch        Trustee since 2000      Attorney-at-Law;               48       None.
(72)                                        formerly, Senior
                                            Counsel, Loews
                                            Corporation
                                            (diversified
                                            financial
                                            corporation), May
                                            2002 to April 2003;
                                            formerly, Senior
                                            Vice President,
                                            Secretary and
                                            General Counsel,
                                            Loews Corporation.

------------------------------------------------------------------------------------------------------------

                                                     27


------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

Robert A. Kavesh    Trustee since 2000      Marcus Nadler                  48       Director, The Caring
(78)                                        Professor Emeritus                      Community
                                            of Finance and                          (not-for-profit);
                                            Economics, New York                     formerly, Director,
                                            University Stern                        DEL Laboratories, Inc.
                                            School of Business;                     (cosmetics and
                                            formerly, Executive                     pharmaceuticals), 1978
                                            Secretary-Treasurer,                    to 2004; formerly,
                                            American Finance                        Director, Apple Bank
                                            Association, 1961 to                    for Savings, 1979 to
                                            1979.                                   1990; formerly,
                                                                                    Director, Western
                                                                                    Pacific Industries,
                                                                                    Inc., 1972 to 1986
                                                                                    (public company).

------------------------------------------------------------------------------------------------------------

Howard A. Mileaf    Trustee since 1984      Retired; formerly,             48       Director,
(69)                                        Vice President and                      WHX Corporation
                                            Special Counsel,                        (holding company)
                                            WHX Corporation                         since August 2002;
                                            (holding company),                      Director, Webfinancial
                                            1993 to 2001.                           Corporation (holding
                                                                                    company) since
                                                                                    December 2002;
                                                                                    Director, State
                                                                                    Theatre of New Jersey
                                                                                    (not-for-profit
                                                                                    theater) since 2000;
                                                                                    formerly, Director,
                                                                                    Kevlin Corporation
                                                                                    (manufacturer of
                                                                                    microwave and other
                                                                                    products).

------------------------------------------------------------------------------------------------------------

                                                     28

------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

Edward I. O'Brien   Trustee since 1993      Formerly, Member,              48       Director, Legg Mason,
(77)                                        Investment Policy                       Inc. (financial
                                            Committee, Edward                       services holding
                                            Jones, 1993 to 2001;                    company) since 1993;
                                            President,                              formerly, Director,
                                            Securities Industry                     Boston Financial Group
                                            Association ("SIA")                     (real estate and tax
                                            (securities                             shelters), 1993 to
                                            industry's                              1999.
                                            representative in
                                            government relations
                                            and regulatory
                                            matters at the
                                            federal and state
                                            levels),  1974 to
                                            1992; Adviser to
                                            SIA, November 1992
                                            to November 1993.

------------------------------------------------------------------------------------------------------------

William E. Rulon    Trustee since 1986      Retired; formerly,             48       Director, Pro-Kids
(73)                                        Senior Vice                             Golf and Learning
                                            President,                              Academy (teach golf
                                            Foodmaker, Inc.                         and computer usage to
                                            (operator and                           "at risk" children)
                                            franchiser of                           since 1998; formerly,
                                            restaurants) until                      Director, Prandium,
                                            January 1997.                           Inc. (restaurants),
                                                                                    March 2001 to  July
                                                                                    2002.

------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan   Trustee since 1982      Founding General               48       Director, Capital Cash
(74)                                        Partner, Oxford                         Management Trust
                                            Partners and Oxford                     (money market fund),
                                            Bioscience Partners                     Naragansett Insured
                                            (venture capital                        Tax-Free Income Fund,
                                            partnerships) and                       Rocky Mountain Equity
                                            President, Oxford                       Fund, Prime Cash Fund,
                                            Venture Corporation.                    several private
                                                                                    companies and
                                                                                    QuadraMed Corporation
                                                                                    (NASDAQ).

------------------------------------------------------------------------------------------------------------

                                                     29


------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

Tom D. Seip            Trustee since        General Partner,               48       Director, H&R Block,
(56)                    2000; Lead          Seip Investments LP                     Inc. (financial
                        Independent         (a private                              services company)
                     Trustee beginning      investment                              since May 2001;
                           2006             partnership);                           Director, Forward
                                            formerly, President                     Management, Inc.
                                            and CEO, Westaff,                       (asset management
                                            Inc. (temporary                         company) since 2001;
                                            staffing), May 2001                     formerly, Director,
                                            to January 2002;                        General Magic (voice
                                            formerly, Senior                        recognition software),
                                            Executive at the                        2001 to 2002;
                                            Charles Schwab                          formerly, Director,
                                            Corporation, 1983 to                    E-Finance Corporation
                                            1999, including                         (credit decisioning
                                            Chief Executive                         services), 1999 to
                                            Officer, Charles                        2003; formerly,
                                            Schwab Investment                       Director,
                                            Management, Inc. and                    Save-Daily.com (micro
                                            Trustee, Schwab                         investing services),
                                            Family of Funds and                     1999 to 2003;
                                            Schwab Investments,                     formerly, Director,
                                            1997 to 1998, and                       Offroad Capital Inc.
                                            Executive Vice                          (private internet
                                            President-Retail                        commerce company),
                                            Brokerage, Charles                      1999 to 2002.
                                            Schwab Investment
                                            Management,1994 to
                                            1997.
------------------------------------------------------------------------------------------------------------

                                                     30

------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

Candace L.          Trustee since 2000      Private investor and           48       Director, The
Straight (58)                               consultant                              Proformance Insurance
                                            specializing in the                     Company (personal
                                            insurance industry;                     lines property and
                                            formerly, Advisory                      casualty insurance
                                            Director, Securitas                     company) since March
                                            Capital LLC (a                          2004; Director,
                                            global private                          Providence Washington
                                            equity investment                       (property and casualty
                                            firm dedicated to                       insurance company)
                                            making investments                      since December 1998;
                                            in the insurance                        Director, Summit
                                            sector), 1998 to                        Global Partners
                                            December 2002.                          (insurance brokerage
                                                                                    firm) since October
                                                                                    2000.

------------------------------------------------------------------------------------------------------------

Peter P. Trapp      Trustee since 2000      Regional Manager for           48       None.
(61)                                        Atlanta Region, Ford
                                            Motor Credit Company
                                            since August 1997;
                                            formerly, President,
                                            Ford Life Insurance
                                            Company, April 1995
                                            to August 1997.

------------------------------------------------------------------------------------------------------------

                                                     31


------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND            OTHER
                          POSITION                                      COMPLEX        DIRECTORSHIPS
                         AND LENGTH                                   OVERSEEN BY       HELD OUTSIDE
NAME, AGE, AND            OF TIME                PRINCIPAL               FUND           FUND COMPLEX
ADDRESS (1)              SERVED (2)          OCCUPATION(S) (3)        TRUSTEE (4)      BY FUND TRUSTEE
-----------              ----------          -----------------        -----------      ---------------
------------------------------------------------------------------------------------------------------------

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

------------------------------------------------------------------------------------------------------------

Jack L. Rivkin*        President and        Executive Vice                 48       Director, Dale
(65)                Trustee since 2002      President and Chief                     Carnegie and
                                            Investment Officer,                     Associates, Inc.
                                            Neuberger Berman                        (private company)
                                            Inc. (holding                           since 1998; Director,
                                            company) since 2002                     Emagin Corp. (public
                                            and 2003,                               company) since 1997;
                                            respectively;                           Director, Solbright,
                                            Managing Director                       Inc. (private company)
                                            and Chief Investment                    since 1998; Director,
                                            Officer, Neuberger                      Infogate, Inc.
                                            Berman since                            (private company)
                                            December 2005 and                       since 1997; Director,
                                            2003, respectively;                     Broadway Television
                                            formerly, Executive                     Network (private
                                            Vice President,                         company) since 2000.
                                            Neuberger Berman,
                                            December 2002 to
                                            2005; Director and
                                            Chairman,
                                            NB Management since
                                            December 2002;
                                            formerly, Executive
                                            Vice President,
                                            Citigroup
                                            Investments, Inc.,
                                            September 1995 to
                                            February 2002;
                                            formerly, Executive
                                            Vice President,
                                            Citigroup Inc.,
                                            September 1995 to
                                            February 2002.

------------------------------------------------------------------------------------------------------------

Peter E. Sundman*     Chairman of the       Executive Vice                 48       Director and Vice
(46)                   Board, Chief         President, Neuberger                    President, Neuberger &
                     Executive Officer      Berman Inc. (holding                    Berman Agency, Inc.
                     and Trustee since      company) since 1999;                    since 2000; formerly,
                           1999             Head of Neuberger                       Director, Neuberger
                                            Berman Inc.'s Mutual                    Berman Inc. (holding
                                            Funds Business                          company), October 1999
                                            (since 1999) and                        to March 2003;
                                            Institutional                           Trustee, Frost Valley
                                            Business (1999 to                       YMCA.
                                            October 2005);
                                            responsible for
                                            Managed Accounts
                                            Business and
                                            intermediary
                                            distribution since
                                            October 2005;
                                            President and
                                            Director, NB
                                            Management since
                                            1999; Managing
                                            Director, Neuberger
                                            Berman since 2005;
                                            formerly, Executive
                                            Vice President,
                                            Neuberger Berman,
                                            1999 to December
                                            2005; formerly,
                                            Principal, Neuberger
                                            Berman, 1997 to
                                            1999; formerly,
                                            Senior Vice
                                            President, NB
                                            Management, 1996 to
                                            1999.
------------------------------------------------------------------------------------------------------------

(1)   The business address of each listed person is 605 Third Avenue,  New York, New York 10158.


                                                     32


(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                            POSITION AND LENGTH OF
                            -----------------------
NAME, AGE, AND ADDRESS (1)      TIME SERVED (2)           PRINCIPAL OCCUPATION(S) (3)
--------------------------      ---------------           ---------------------------

Andrew B. Allard (44)        Anti-Money Laundering        Senior Vice President,
                           Compliance Officer since       Neuberger Berman since 2006;
                                     2002                 Deputy General Counsel,
                                                          Neuberger Berman since 2004;
                                                          formerly, Vice President,
                                                          Neuberger Berman, 2000 to
                                                          2006; formerly, Associate
                                                          General Counsel, Neuberger
                                                          Berman, 1999 to 2004;
                                                          formerly, Associate General
                                                          Counsel, NB Management, 1994
                                                          to 1999; Anti-Money Laundering
                                                          Compliance Officer, fifteen
                                                          registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (seven since 2002, three since
                                                          2003, four since 2004 and one
                                                          since 2005).

Michael J. Bradler (35)       Assistant Treasurer         Vice President, Neuberger
                                  since 2005              Berman since 2006; Employee,
                                                          NB Management since 1997;
                                                          Assistant Treasurer, fifteen
                                                          registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (fifteen since 2005).

Claudia A. Brandon (49)      Secretary since 1985         Vice President-Mutual Fund
                                                          Board Relations, NB Management
                                                          since 2000 and Assistant
                                                          Secretary since 2004; Vice
                                                          President, Neuberger Berman
                                                          since 2002 and Employee since
                                                          1999; formerly, Vice
                                                          President, NB Management, 1986
                                                          to 1999; Secretary, fifteen
                                                          registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (three since 2000, four since
                                                          2002, three since 2003, four
                                                          since 2004 and one since 2005).

Robert Conti (49)          Vice President since 2000      Senior Vice President,
                                                          Neuberger Berman since 2003;
                                                          formerly, Vice President,
                                                          Neuberger Berman, 1999 to
                                                          2003; Senior Vice President,
                                                          NB Management since 2000;
                                                          formerly, Controller, NB
                                                          Management, 1994 to 1996;
                                                          formerly, Treasurer, NB
                                                          Management, 1996 to 1999; Vice
                                                          President, fifteen registered
                                                          investment companies for which
                                                          NB Management acts as
                                                          investment manager and
                                                          administrator (three since
                                                          2000, four since 2002, three
                                                          since 2003, four since 2004
                                                          and one since 2005).

                                       34

                            POSITION AND LENGTH OF
                            -----------------------
NAME, AGE, AND ADDRESS (1)      TIME SERVED (2)           PRINCIPAL OCCUPATION(S) (3)
--------------------------      ---------------           ---------------------------

Brian J. Gaffney (52)      Vice President since 2000      Managing Director, Neuberger
                                                          Berman since 1999; Senior Vice
                                                          President, NB Management since
                                                          2000; formerly, Vice
                                                          President, NB Management, 1997
                                                          to 1999; Vice President,
                                                          fifteen registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (three since 2000, four since
                                                          2002, three since 2003, four
                                                          since 2004 and one since 2005).

Maxine L. Gerson (55)      Chief Legal Officer            Senior Vice President,
                           since 2005 (only for           Neuberger Berman since 2002;
                           purposes of sections 307       Deputy General Counsel and
                           and 406 of the                 Assistant Secretary, Neuberger
                           Sarbanes-Oxley Act of          Berman since 2001; formerly,
                           2002)                          Vice President, Neuberger
                                                          Berman, 2001 to 2002;
                                                          formerly, Associate General
                                                          Counsel, Neuberger Berman,
                                                          2001; formerly, Counsel,
                                                          Neuberger Berman, 2000;
                                                          Secretary and General Counsel,
                                                          NB Management since 2004.

Sheila R. James (40)          Assistant Secretary         Employee, Neuberger Berman
                                  since 2002              since 1999; formerly,
                                                          Employee, NB Management, 1991
                                                          to 1999; Assistant Secretary,
                                                          fifteen registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (seven since 2002, three since
                                                          2003, four since 2004 and one
                                                          since 2005).

Kevin Lyons (50)              Assistant Secretary         Employee, Neuberger Berman
                                  since 2003              since 1999; formerly,
                                                          Employee, NB Management, 1993
                                                          to 1999; Assistant Secretary,
                                                          fifteen registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator (ten
                                                          since 2003, four since 2004
                                                          and one since 2005).

John M. McGovern (35)       Treasurer and Principal       Vice President, Neuberger
                           Financial and Accounting       Berman since 2004; Employee,
                              Officer since 2005;         NB Management since 1993;
                           prior thereto, Assistant       Treasurer and Principal
                             Treasurer since 2002         Financial and Accounting
                                                          Officer, fifteen registered
                                                          investment companies for which
                                                          NB Management acts as
                                                          investment manager and
                                                          administrator (fifteen since
                                                          2005); formerly, Assistant
                                                          Treasurer, fifteen registered
                                                          investment companies for which
                                                          NB Management acts as
                                                          investment manager and
                                                          administrator, 2002 to 2005.

                                       35

                            POSITION AND LENGTH OF
                            -----------------------
NAME, AGE, AND ADDRESS (1)      TIME SERVED (2)           PRINCIPAL OCCUPATION(S) (3)
--------------------------      ---------------           ---------------------------

Frank Rosato (34)             Assistant Treasurer         Vice President, Neuberger
                                  since 2005              Berman since 2006; Employee,
                                                          NB Management since 1995;
                                                          Assistant Treasurer, fifteen
                                                          registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (fifteen since 2005).

Frederic B. Soule (59)     Vice President since 2000      Senior Vice President,
                                                          Neuberger Berman since 2003;
                                                          formerly, Vice President,
                                                          Neuberger Berman, 1999 to
                                                          2003; formerly, Vice
                                                          President, NB Management, 1995
                                                          to 1999; Vice President,
                                                          fifteen registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (three since 2000, four since
                                                          2002, three since 2003, four
                                                          since 2004 and one since 2005).

Chamaine Williams (34)     Chief Compliance Officer       Vice President, Lehman
                                  since 2005              Brothers Inc. since 2003;
                                                          Chief Compliance Officer,
                                                          fifteen registered investment
                                                          companies for which NB
                                                          Management acts as investment
                                                          manager and administrator
                                                          (fifteen since 2005); Chief
                                                          Compliance Officer, Lehman
                                                          Brothers Asset Management Inc.
                                                          since 2003; Chief Compliance
                                                          Officer, Lehman Brothers
                                                          Alternative Investment
                                                          Management LLC since 2003;
                                                          formerly, Vice President, UBS
                                                          Global Asset Management (US)
                                                          Inc. (formerly, Mitchell
                                                          Hutchins Asset Management, a
                                                          wholly-owned subsidiary of
                                                          PaineWebber Inc.), 1997-2003.


--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.



THE BOARD OF TRUSTEES
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31 2005, the Committee met seven times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met one time. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met one time.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2005, the Committee met five times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are John Cannon, Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met eight times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met two times.

     The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of Fund Trustees. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                                   TABLE OF COMPENSATION
                               FOR FISCAL YEAR ENDED 8/31/05


                                                    TOTAL COMPENSATION FROM
                                  AGGREGATE       INVESTMENT COMPANIES IN THE
NAME AND POSITION WITH THE       COMPENSATION          NEUBERGER BERMAN
TRUST                           FROM THE TRUST   FUND COMPLEX PAID TO TRUSTEES
--------------------------      --------------   -----------------------------

INDEPENDENT TRUSTEES
John Cannon                              $27,441                       $91,396
Trustee
Faith Colish                             $25,380                       $84,394
Trustee
C. Anne Harvey                           $25,380                       $84,394
Trustee
Barry Hirsch                             $25,380                       $84,394
Trustee
Robert A. Kavesh                         $23,072                       $76,894
Trustee
Howard A. Mileaf                         $25,380                       $84,394
Trustee
Edward I. O'Brien                        $25,380                       $84,394
Trustee
William E. Rulon                         $23,072                       $76,894
Trustee
Cornelius T. Ryan                        $28,928                       $96,366
Trustee
Tom Decker Seip                          $27,126                       $90,370
Trustee
Candace L. Straight                      $25,380                       $84,394
Trustee
Peter P. Trapp                           $27,441                       $91,396
Trustee
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
Jack L. Rivkin                                $0                            $0
Trustee
Peter E. Sundman                              $0                            $0
Trustee

     On December 1, 2005, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

OWNERSHIP OF SECURITIES
-----------------------

Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                                                                                       Socially
                        Fasciano   Focus   Guardian    Manhattan    Millennium   Partners   Regency    Responsive
                        Fund       Fund    Fund        Fund         Fund         Fund       Fund       Fund
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------------------------------------------
John Cannon                 A        A         A            A            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Faith Colish                B        B         B            A            B           B          B           B
--------------------------------------------------------------------------------------------------------------------
C. Anne Harvey              A        A         A            A            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Barry Hirsch                A        A         A            A            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh            A        C         A            A            C           A          A           A
--------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf            C        C         A            A            A           A          B           A
--------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien           A        C         C            D            A           E          A           A
--------------------------------------------------------------------------------------------------------------------
William E. Rulon            A        A         A            B            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan           A        A         A            A            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Tom Decker Seip             A        A         A            A            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Candace L. Straight         A        E         E            C            A           E          A           A
--------------------------------------------------------------------------------------------------------------------
Peter P. Trapp              A        C         A            A            A           A          C           A
--------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin              A        A         A            A            A           A          A           A
--------------------------------------------------------------------------------------------------------------------
Peter E. Sundman            A        D         C            C            D           D          A           A
--------------------------------------------------------------------------------------------------------------------

A = NONE; B = $1-$10,000;  C = $10,000 - $50,000; D = $50,000-$100,000; E = OVER $100,000

The following table shows the aggregate dollar range that each Trustee held in all the funds in the Neuberger Berman Fund Family.

--------------------------------------------------------------------------------
NAME OF FUND TRUSTEE                     AGGREGATE DOLLAR RANGE OF EQUITY
                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                         COMPANIES OVERSEEN BY FUND TRUSTEE IN
                                         FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                              None
--------------------------------------------------------------------------------
Faith Colish                                                 $50,000-$100,000
--------------------------------------------------------------------------------
C. Anne Harvey                                                           None
--------------------------------------------------------------------------------
Barry Hirsch                                                             None
--------------------------------------------------------------------------------
Robert A. Kavesh                                              $10,000-$50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                                             $50,000-$100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                                               Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                                                   $1-$10,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                                                        None
--------------------------------------------------------------------------------
Tom Decker Seip                                                          None
--------------------------------------------------------------------------------
Candace L. Straight                                             Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                                               $50,000-$100,000
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                                           None
--------------------------------------------------------------------------------
Peter E. Sundman                                                Over $100,000
--------------------------------------------------------------------------------
     * Valuation as of December 31, 2005.

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

     NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

     NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to four administration agreements with the Trust, one for each Class, dated October 31, 2003 (each an "Administration Agreement"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators ("Institutions"). NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the Institutions solicit and gather shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     NB Management enters into administrative services agreements with Institutions pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

     From time to time, a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

     For investment management services, each Fund (except Neuberger Berman FASCIANO and Neuberger Berman MILLENNIUM Funds) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Neuberger Berman MILLENNIUM Fund pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman FASCIANO Fund pays NB Management a management fee at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion.

     For administrative services, the Institutional Class of each Fund will pay NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

WAIVERS AND REIMBURSEMENTS
--------------------------

     NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis.

INSTITUTIONAL CLASS
-------------------

     NB Management has contractually undertaken to reimburse or waive the Institutional Class of Neuberger Berman FASCIANO Fund so that the total operating expenses of the Neuberger Berman Investor Class (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) are limited to 0.95% of average daily net assets. This undertaking lasts until August 31, 2009.

     The Institutional Class of Neuberger Berman FASCIANO Fund has agreed to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.95% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse or waive the Institutional Class of Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund, so that the total operating expenses of the Neuberger Berman Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.65% of average daily net assets. This undertaking lasts until August 31, 2009.

     The Institutional Class of Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund each has agreed to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.65% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse or waive the Institutional Class of Neuberger Berman MANHATTAN Fund and Neuberger Berman REGENCY Fund so that the total operating expenses of the Neuberger Berman Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.75% of average daily net assets. This undertaking lasts until August 31, 2009.

     The Institutional Class of Neuberger Berman MANHATTAN Fund and Neuberger Berman REGENCY Fund has each agreed to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.75% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse or waive the Institutional Class of Neuberger Berman MILLENNIUM Fund so that the total operating expenses of the Neuberger Berman Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.85% of average daily net assets. This undertaking lasts until August 31, 2009.

     The Institutional Class of Neuberger Berman MILLENNIUM Fund has agreed to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     The Management Agreement continues until October 31, 2006. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2006. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

     The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

     The Sub-Advisory Agreement continues until October 31, 2006 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

     Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

PORTFOLIO MANAGER INFORMATION
-----------------------------

     OTHER ACCOUNTS MANAGED
     ----------------------

     The table below lists the Portfolio Manager(s) of each Fund as of August 31, 2005.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                     FUND(S) MANAGED
--------------------------------------------------------------------------------
JON D. BRORSON                        Neuberger Berman MANHATTAN Fund
                                      Neuberger Berman MILLENNIUM Fund

--------------------------------------------------------------------------------
DAVID H. BURSHTAN                     Neuberger Berman MILLENNIUM Fund

--------------------------------------------------------------------------------
ROBERT B. CORMAN                      Neuberger Berman FOCUS Fund

--------------------------------------------------------------------------------
INGRID S. DYOTT                       Neuberger Berman GUARDIAN Fund
                                      Neuberger Berman SOCIALLY RESPONSIVE Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                     FUND(S) MANAGED
--------------------------------------------------------------------------------
MICHAEL FASCIANO                      Neuberger Berman FASCIANO Fund

--------------------------------------------------------------------------------
SAJJAD S. LADIWALA                    Neuberger Berman GUARDIAN Fund
                                      Neuberger Berman SOCIALLY RESPONSIVE FUND

--------------------------------------------------------------------------------
ARTHUR MORETTI                        Neuberger Berman GUARDIAN Fund
                                      Neuberger Berman SOCIALLY RESPONSIVE FUND

--------------------------------------------------------------------------------
S. BASU MULLICK                       Neuberger Berman PARTNERS Fund
                                      Neuberger Berman REGENCY Fund

--------------------------------------------------------------------------------
KENNETH J. TUREK                      Neuberger Berman MANHATTAN Fund

--------------------------------------------------------------------------------


     The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2005.

                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)

JON D. BRORSON

Registered Investment                5             $1,195                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                     25             $453                   0                         $0

DAVID H. BURSHTAN
Registered Investment                1              $49                    0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                     2               $8                    0                         $0

ROBERT B. CORMAN
Registered Investment                2             $1,413                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                    115             $25                    0                         $0

                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)


INGRID S. DYOTT
Registered Investment                4             $2,271                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                    493             $446                   0                         $0

MICHAEL FASCIANO
Registered Investment                2              $572                   0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                   1,033           $1,400                  0                         $0

SAJJAD S. LADIWALA
Registered Investment                4             $2,271                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                    493             $446                   0                         $0

ARTHUR MORETTI
Registered Investment                4             $2,271                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                    493             $446                   0                         $0


                                                  48

S. BASU MULLICK
Registered Investment                4             $3,498                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                     6             $3,373                  0                         $0

KENNETH J. TUREK
Registered Investment                3             $1,135                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                     22             $442                   0                         $0

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

     CONFLICTS OF INTEREST
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     COMPENSATION
     ------------

     A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     OWNERSHIP OF SECURITIES
     -----------------------

     Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages as of August 31, 2005.

--------------------------------------------------------------------------------
                                                                 DOLLAR RANGE
                                                                   OF EQUITY
                                                                SECURITIES OWNED
  PORTFOLIO MANAGER           FUND(S) MANAGED                     IN THE FUND
--------------------------------------------------------------------------------

Jon D. Brorson        Neuberger Berman MANHATTAN Fund                 A
--------------------------------------------------------------------------------

                      Neuberger Berman MILLENNIUM Fund                A
--------------------------------------------------------------------------------

David H. Burshtan     Neuberger Berman MILLENNIUM Fund                A
--------------------------------------------------------------------------------

Robert B. Corman      Neuberger Berman FOCUS Fund                     A
--------------------------------------------------------------------------------

Ingrid S. Dyott       Neuberger Berman GUARDIAN Fund                  E
--------------------------------------------------------------------------------

                      Neuberger Berman SOCIALLY RESPONSIVE Fund       E
--------------------------------------------------------------------------------

Michael Fasciano      Neuberger Berman FASCIANO Fund                  A
--------------------------------------------------------------------------------

Sajjad S. Ladiwala    Neuberger Berman GUARDIAN Fund                  A
--------------------------------------------------------------------------------

                      Neuberger Berman SOCIALLY RESPONSIVE Fund       A
--------------------------------------------------------------------------------

Arthur Moretti        Neuberger Berman GUARDIAN Fund                  A
--------------------------------------------------------------------------------

                      Neuberger Berman SOCIALLY RESPONSIVE Fund       A
--------------------------------------------------------------------------------

S. Basu Mullick       Neuberger Berman PARTNERS Fund                  A
--------------------------------------------------------------------------------

                      Neuberger Berman REGENCY Fund                   A
--------------------------------------------------------------------------------

Kenneth J. Turek      Neuberger Berman MANHATTAN Fund                 A
--------------------------------------------------------------------------------
         A = NONE                                  E = $100,001-$500,000

         B = $1-$10,000                            F = $500,001-$1,000,000

         C = $10,001 - $50,000                     G = OVER $1,000,001

         D =$50,001-$100,000



BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-----------------------------------------------------------------

     At a  meeting  held  on  September  21,  2005,  the  Board,  including  the
Independent   Fund  Trustees,   approved   continuance  of  the  Management  and
Sub-Advisory Agreements ("Agreements") for Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund (each a "Fund").

     In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by NB Management and Neuberger Berman in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of NB Management and Neuberger Berman regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of NB Management and Neuberger Berman. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of NB Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that NB Management and Neuberger Berman have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

     The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by NB Management and Neuberger Berman; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by NB Management and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

     The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered, with respect to each Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds. The Board requested and evaluated a report from NB Management and Neuberger Berman that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

     With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the degree of risk undertaken by the portfolio manager(s). The Board considered the experience and staffing of portfolio management and the investment research personnel of NB Management and Neuberger Berman dedicated to performing services for the Funds. The Board noted that NB Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered NB Management's and Neuberger Berman's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution provided by NB Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger Berman and Lehman Brothers provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by each Fund. In addition, the Board noted the positive compliance history of NB Management and Neuberger Berman, as each firm has been free of significant compliance problems.

     With respect to the performance of each Fund, the Board considered the short-, intermediate- and long-term performance of each Fund, if applicable, relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered long-term performance, if applicable, in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer group and/or relevant market indices, the Board discussed each Fund's performance with NB Management and discussed steps that NB Management had taken, or intended to take, to improve each Fund's performance. The Board also considered NB Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

     With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to NB Management or Neuberger Berman or their affiliates. The Board also considered the profitability of NB Management and its affiliates from their association with the Funds.

     The Board received a detailed report from an independent consultant that compares each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the range and average of the management fees and expense ratios of the peer group. Where a Fund's actual management fee was higher than the peer group median, the Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger Berman, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger Berman with regard to these fees.

     The Board considered each Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limits on Fund expenses undertaken by NB Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses.

     The Board considered whether there were other funds that were sub-advised by NB Management or its affiliates or separate accounts managed by NB Management with similar investment objectives, policies and strategies as the Funds. The Board compared the fees charged to comparable sub-advised funds and/or separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between each Fund and the comparable sub-advised funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

     The Board also evaluated any actual or anticipated economies of scale in relation to the services NB Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

     In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined NB Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether NB Management and Neuberger Berman used brokers to execute Fund transactions that provide research and other services to NB Management and Neuberger Berman, and the types of benefits potentially derived by the Funds and by other clients of NB Management and Neuberger Berman from such services. The Board recognized that NB Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that NB Management's level of profitability from its relationship with the Funds was not excessive.

     CONCLUSIONS
     -----------

     In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that NB Management and Neuberger Berman could be expected to provide a high level of service to each Fund; the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in NB Management's and Neuberger Berman's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund.

INVESTMENT COMPANIES MANAGED
----------------------------

     As of December 31, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $29.1 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                    APPROXIMATE
                                                                  NET ASSETS AT
NAME                                                          DECEMBER 31, 2005
----                                                          -----------------

National Municipal Money Fund.......................................$200,000,010

Neuberger Berman Cash Reserves......................................$485,037,514

Neuberger Berman Government Money Fund..............................$345,418,424

Neuberger Berman High Income Bond Fund..............................$718,594,320

Lehman Brothers Core Bond Fund......................................$ 74,844,999

Lehman Brothers Municipal Money Fund................................$549,239,538


                                                                    APPROXIMATE
                                                                  NET ASSETS AT
NAME                                                          DECEMBER 31, 2005
----                                                          -----------------

Lehman Brothers New York Municipal Money Fund.......................$100,000,010

Neuberger Berman Limited Maturity Bond Fund.........................$168,896,013

Neuberger Berman Municipal Securities Trust.........................$ 33,794,361

Neuberger Berman Strategic Income Fund..............................$ 24,843,484

Tax Free Money Fund.................................................$400,000,010

Neuberger Berman Century Fund........................................$10,654,095

Neuberger Berman Fasciano Fund......................................$551,036,534

Neuberger Berman Focus Fund.......................................$1,274,540,064

Neuberger Berman Genesis Fund....................................$11,401,947,862

Neuberger Berman Guardian Fund....................................$1,597,621,128

Neuberger Berman International Fund...............................$1,106,888,777

Neuberger Berman International Institutional Fund...................$174,192,576

Neuberger Berman Manhattan Fund.....................................$359,824,631

Neuberger Berman Millennium Fund.....................................$55,534,491

Neuberger Berman Partners Fund....................................$2,981,981,082

Neuberger Berman Real Estate Fund....................................$47,193,989

Neuberger Berman Regency Fund.......................................$157,074,388

Neuberger Berman Socially Responsive Fund...........................$539,777,741

Neuberger Berman Advisers Management Trust........................$2,477,302,428

Neuberger Berman Intermediate Municipal Fund Inc....................$485,828,721

Neuberger Berman California Intermediate Municipal Fund Inc.........$159,766,066

Neuberger Berman New York Intermediate Municipal Fund Inc...........$129,176,653


                                                                    APPROXIMATE
                                                                  NET ASSETS AT
NAME                                                         SEPTEMBER 30, 2005
----                                                         ------------------

Neuberger Berman Real Estate Income Fund Inc........................$144,708,907

Neuberger Berman Realty Income Fund Inc.............................$820,794,596

Neuberger Berman Real Estate Securities Income Fund Inc. ...........$797,950,554

Neuberger Berman Income Opportunity Fund Inc. ......................$416,804,093

Neuberger Berman Dividend Advantage Fund Inc. ......................$179,585,351

Institutional Liquidity Portfolio.................................$2,126,828,567

Prime Portfolio...................................................$1,860,550,502


     The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

     The Funds, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

     Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

     Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

     According to a Schedule 13G jointly filed on February 14, 2005 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 12,161,892 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 5,998,759 of such shares, shared voting power with respect to 1,562,204 of such shares, sole dispositive power with respect to 12,160,907 of such shares, and shared dispositive power with respect to 985 of such shares, and (b) 12,117,617 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

                            DISTRIBUTION ARRANGEMENTS

     Each Fund offers a class of shares, known as Investor Class shares, and a class of shares, known as Institutional Class shares. Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, Neuberger Berman MANHATTAN, Neuberger Berman
MILLENNIUM, Neuberger Berman PARTNERS, Neuberger Berman REGENCY and Neuberger Berman SOCIALLY RESPONSIVE Funds offer a class of shares, known as Trust Class shares. Neuberger Berman FASCIANO, Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, Neuberger Berman MANHATTAN, Neuberger Berman MILLENNIUM and Neuberger Berman PARTNERS Funds also offer a class of shares, known as Advisor Class shares. This Statement of Additional Information and corresponding Prospectus relates solely to the Institutional Class of shares.

DISTRIBUTOR
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Institutional Class shares are offered on a no-load basis. Institutional Class shares of the Fund are available directly or through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

     In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

     The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a certain Class.

     The Trust, on behalf of the Funds, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class of each Fund ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2006. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.


                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

     Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     Each Fund values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

     Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

     If shareholders purchased Institutional Class shares directly, they may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB
Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

     [As more  fully  set  forth in the  section  of the  Prospectuses  entitled
"Maintaining Your Account," if shareholders purchased a Fund's Adviser, Institutional, Investor, Neuberger Berman Investor, or Trust Class shares directly, they may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other Equity Income or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met. Investor Class shares may also be exchanged for Trust Class Shares of the Real Estate Fund provided that NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     Institutional Class shares may also be exchanged for shares of the Neuberger Berman International Institutional Fund. An Institution may exchange the Fund's Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution. This privilege is not available for Lehman Brothers Institutional Class shareholders, Strategic Income Institutional Class shareholders, International Institutional Fund shareholders, or Genesis Institutional Class shareholders.]


EQUITY FUNDS
------------

    Neuberger Berman                                 Seeks  long-term  growth of  capital; dividend  income is a secondary
    Century Fund                                     goal.  Invests  mainly  in  common  stocks  of   large-capitalization
                                                     companies.  The Portfolio  Manager seeks to buy companies with strong historical and prospective earnings growth.

    Neuberger Berman                                 Seeks  long-term  capital  growth.  The Portfolio  Manager  also  may
    Fasciano Fund                                    consider a company's  potential for income  prior to selecting it for the Fund.  The Fund invests  mainly in the common stocks of small-cap companies, I.E., those with a total market value of no more than $1.5 billion at the time the Fund  first  invests  in them.  In  selecting companies  that the  Portfolio  Manager  believes  may  have  greater potential to appreciate in price,  the Portfolio  Manager will invest the Fund in smaller  companies that are  under-followed by major Wall
                                                     Street brokerage houses and large asset management firms.

    Neuberger Berman                                 Seeks  long-term growth of capital.  Invests  mainly in common stocks
    Focus Fund                                       selected from 13 multi-industry  sectors of the economy.  To maximize potential  return,  the  Fund  normally  makes  90%  or  more  of its investments  in not more than six  sectors  of the  economy,  and may invest 50% or more of its assets in any one sector.

                                                             60

    Neuberger Berman                                 Seeks growth of capital.  Invests mainly in stocks of companies  with
    Genesis Fund                                     small market  capitalizations (no more than  $1.5 billion at the time of the Fund's  investment). Portfolio Managers seek to buy the stocks
    (This Fund is closed to new investors.)          of  undervalued  companies whose  current  product  lines and balance sheets are strong.

    Neuberger Berman                                 Seeks  long-term  growth of capital and  secondarily,  current income.
    Guardian Fund                                    Invests  mainly in stocks  of mid- to  large-capitalization companies that are well positioned and are undervalued in the market.

    Neuberger Berman                                 Seeks  long-term  capital   appreciation  by  investing primarily  in
    International Fund                               foreign stocks of any capitalization, both in developed economies and in emerging markets. Portfolio Managers seek undervalued companies in countries with strong potential for growth.

EQUITY FUNDS
------------

    Neuberger Berman                                 Seeks growth of capital.  Invests in securities  believed to have the
    Manhattan Fund                                   maximum  potential  for  long-term  capital appreciation.   Portfolio
                                                     Managers  seek  fast-growing  companies  with above average sales and competitive  returns on equity  relative to their  peers.  Factors in identifying  these firms may  include  financial  strength,  a strong position  relative to competitors and strong earnings growth relative to competitors.

    Neuberger Berman                                 Seeks  growth of  capital  by  investing  mainly  in common stocks of
    Millennium Fund                                  small-capitalization  companies,  which it  defines  as  those with a total  market value of no more than $2 billion at the time of initial investment.  The Portfolio  Managers take a growth  approach to stock selection,  looking for fast  growing  companies  with above  average sales and  competitive  returns on equity  relative  to their  peers.
                                                     Factors in identifying these firms may include financial strength, a strong  position  relative to competitors  and strong earnings growth relative to competitors.

    Neuberger Berman                                 Seeks capital growth through an approach that is intended to increase
    Partners Fund                                    capital  with  reasonable   risk.  The  Portfolio  Manager  looks  at
                                                     fundamentals,  focusing particularly on cash flow, return on capital, and asset values.

    Neuberger Berman                                 Seeks total return through investment in real estate securities,
    Real Estate Fund                                 emphasizing   both  capital   appreciation   and current income.

                                                             61

    Neuberger Berman                                 Seeks growth of capital by  investing primarily  in common stocks of
    Regency  Fund                                    mid-capitalization  companies which  the  Portfolio Manager believes have solid fundamentals.

    Neuberger Berman                                 Seeks long-term growth of capital by investing primarily in securities
    Socially  Responsive  Fund                       of  companies  that meet  the  Fund's financial  criteria  and social policy.

INCOME FUNDS
------------

Neuberger Berman                                     A money market fund  seeking the highest  available  current  income
Cash Reserves                                        consistent   with  safety  and  liquidity.   The  Fund   invests  in
                                                     high-quality  money market instruments.  The Fund may also engage in reverse  repurchase  agreements and securities lending.  It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                                     A U.S. Government  money  market  fund  seeking  maximum  safety  and
Government Money Fund                                liquidity and the highest available current income.  The Fund invests in securities issued or guaranteed as to principal or interest by the
                                                     U.S. Government,  its agencies and  instrumentalities  and repurchase agreements  on such  securities.  The Fund may also engage in reverse repurchase  agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                                     Seeks high total returns  consistent with  capital  preservation. The
High Income Bond Fund                                Fund normally  invests  primarily  in a  diversified portfolio of U.S.
                                                     intermediate-term,   high-yield  corporate  bonds,   including  those
                                                     sometimes known as "junk" bonds.

Lehman Brothers                                      Seeks to  maximize total return  through a combination of income  and
Core Bond Fund                                       capital appreciation.  The   Fund  normally invests in  high  quality
                                                     fixed-income  securities. Corporate  bonds, commercial paper or bonds secured by assets such as home mortgages, generally, must at least be an A*/;  bonds  issued by the U.S.  Government  or its  agencies  are considered high quality.

                                                            62

Neuberger Berman                                     Seeks  the  highest  current  income  consistent  with  low  risk  to
Limited Maturity Bond Fund                           principal  and liquidity  and,  secondarily, total  return.  The Fund invests in debt securities,  primarily  investment grade; maximum 10%
                                                     below  investment  grade,  but no lower  than  B.*/  Maximum  average duration of four years.

MUNICIPAL FUNDS
---------------

National Municipal Money Fund                        Seeks the highest available current income exempt from federal income tax that is consistent with safety and liquidity.  The  Fund normally invests  at least  80% of its net  assets in high-quality, short-term securities from municipal issuers around the country.  The Fund seeks to maintain a stable $1.00 share price.

Lehman Brothers                                      A money market fund seeking the maximum  current  income  exempt from
Municipal Money Fund                                 federal income tax,  consistent  with safety and liquidity.  The Fund invests in high-quality,  short-term municipal  securities.  It seeks to maintain a constant purchase and redemption price of $1.00.

Lehman Brothers New York                             A money  market fund  seeking the highest  available  current  income
Municipal Money Fund                                 exempt from  federal  income tax and New York State and New York City personal  income taxes that is consistent  with safety and liquidity.
                                                     The  Fund  normally  invests  at  least  80% of  its  net  assets  in high-quality,  short-term  municipal  securities  that provide income that is exempt from  federal  income tax,  and New York State and New
                                                     York City personal, income taxes. The Fund seeks to maintain a stable
                                                     $1.00 share price.

Neuberger  Berman                                    Seeks  high  current   tax-exempt income  with low risk to principal,
Municipal Securities Trust                           limited price  fluctuation,  and liquidity  and,  secondarily,  total return.  The Fund invests in investment  grade  municipal  securities with a maximum average duration of 10 years.

                                                            63

Tax-Free Money Fund                                  Seeks the highest available current income exempt from federal income tax and, to the extent possible, from the federal alternative minimum tax, that is consistent with safety and liquidity.  The Fund normally invests at least 80% of its net assets in high - quality,  short-term municipal securities.  The Fund also normally invests at least 80% of its  net  assets  in  securities  the  interest  on  which  is  not a preference  item for federal  alternative  minimum tax purposes.  The
                                                     Fund seeks to maintain a stable $1.00 share price.


*/ As rated by  Moody's  or S&P or, if  unrated  by  either  of those  entities, determined by NB Management to be of comparable quality.

     Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that NATIONAL Municipal Money Fund, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK Municipal Money Fund, or TAX-FREE Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced Funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective Prospectus of the Fund into which the exchange is to be made.

     Each Fund may terminate or materially alter its exchange privilege without notice to shareholders.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

     The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

     Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions earned or realized by the Fund. Capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

     Each  Fund  normally  pays  dividends   from  net  investment   income  and
distributions of net realized capital and foreign currency gains, if any, once annually, in December.

     Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). If shareholders purchased the Fund's Institutional Class shares directly, they may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

     A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.


                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

     To continue to qualify for treatment as a RIC under the Code, each Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in each Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so.

     The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which a Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Each of Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, Neuberger Berman REGENCY, and Neuberger Berman SOCIALLY RESPONSIVE Funds may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued
OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

     Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The 2004 Act, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends," are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008.

     As described in "Maintaining Your Account" in each Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                                FUND TRANSACTIONS

     Neuberger Berman and Lehman Brothers act as principal brokers for each Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. A substantial portion of the Fund transactions of Neuberger Berman MILLENNIUM Fund involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

     For Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund, during the fiscal years ended 2004 and 2005 there was a reduction in the amount of brokerage transactions Neuberger Berman provided for the Funds and an increase in the amount of brokerage transactions Lehman Brothers provided for the Funds due to the merger between Lehman Brothers and Neuberger Berman.

     During the fiscal year ended August 31, 2003, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $1,128,725, of which $336,386 was paid to Neuberger Berman and $44,772 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $1,029,848 of which $62,167 was paid to Neuberger Berman and $166,041 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $664,695 of which $350 was paid to Neuberger Berman and $111,455 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.05% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.05% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 18.44% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.77% of the aggregate brokerage commissions paid by the Fund. 100% of the $552,890 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $396,073,732 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund did not acquire or hold any securities of its "regular brokers or dealers" (as defined under the 1940 Act).

     During the fiscal year ended August 31, 2003, Neuberger Berman FOCUS Fund paid brokerage commissions of $2,390,956, of which $1,379,962 was paid to Neuberger Berman and $33,196 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman FOCUS Fund paid brokerage commissions of $2,349,516, of which $112,130 was paid to Neuberger Berman and $426,532 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,173,794, of which $5,928 was paid to Neuberger

Berman and $222,812 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.94% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.51% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 22.74% of the aggregate dollar amount of transactions involving the payment of commissions, and 18.98% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $945,054 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $665,662,572 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2004, that Fund acquired securities of the following of its Regular B/Ds: Goldman, Sachs & Co. and Morgan Stanley & Co.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Banc of America Securities, LLC, $86,936,630; Citigroup Global Markets, Inc., $142,646,430; Goldman, Sachs & Co., $33,576,360 and Merrill Lynch, Pierce, Fenner & Smith Inc., $96,600,400.

     During the fiscal year ended August 31, 2003, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $2,518,508, of which $1,115,775 was paid to Neuberger Berman and $138,791 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,565,147 of which $194,038 was paid to Neuberger Berman and $211,141 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $1,064,328 of which $0 was paid to Neuberger Berman and $208,076 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 20.91% of the aggregate dollar amount of transactions involving the payment of commissions, and 19.95% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $856,252 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $755,400,399 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: Citigroup Global Markets, Inc., Goldman, Sachs & Co and State Street Bank and Trust Company.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows:
Citigroup Global Markets, Inc., $49,392,869; Goldman, Sachs & Co., $51,142,800; and State Street Bank and Trust Company, $61,490,259.

     During the fiscal year ended August 31, 2003, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,601,838 of which $2,043,647 was paid to Neuberger Berman and $139,969 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,509,499 of which $33 was paid to Neuberger Berman and $628,704 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,180,514 of which $1,021 was paid to

Neuberger Berman and $649,322 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.04% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.03% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 23.18% of the aggregate dollar amount of transactions involving the payment of commissions, and 20.42% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $2,530,171 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,019,983,412 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: Banc of America
Securities, LLC, Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Banc of America Securities, LLC, $31,162,326; Citigroup Global Markets, Inc., $27,461,298, Goldman Sachs & Co., $37,545,486; and Merrill Lynch, Pierce, Fenner & Smith Inc., $40,560,736.

     During the fiscal year ended August 31, 2003, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $279,263, of which $213,034 was paid to Neuberger Berman and $1,042 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $332,967, of which $32,234 was paid to Neuberger Berman and $51,042 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $351,039, of which $107 was paid to Neuberger Berman and $74,482 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.06% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.03% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 21.29% of the aggregate dollar amount of transactions involving the payment of commissions, and 21.22% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $276,450 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $218,014,458 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: Citigroup Global Markets, Inc., Goldman, Sachs & Co. and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows:
Citigroup Global Markets, Inc., $14,544,771; Goldman Sachs & Co., $13,914,177; and State Street Bank and Trust Company, $18,087,502.

     During the fiscal year ended August 31, 2003, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $465,539, of which $72,097 was paid to Neuberger Berman and $25,293 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $330,255, of which $8,189 was paid to Neuberger Berman and $42,462 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $329,518, of which $812 was paid to Neuberger Berman and $58,531 was paid to Lehman Brothers. During the fiscal year ended

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

August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.46% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.25% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 19.62% of the aggregate dollar amount of transactions involving the payment of commissions, and 17.76% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $270,175 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $160,973,295 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund did not acquire or hold any securities of its "regular brokers or dealers" (as defined under the 1940 Act).

     During the fiscal year ended August 31, 2003, Neuberger Berman REGENCY Fund paid brokerage commissions of $75,268, of which $51,760 was paid to Neuberger Berman and $485 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman REGENCY Fund paid brokerage commissions of $90,190, of which $7,572 was paid to Neuberger Berman and $13,778 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman REGENCY Fund paid brokerage commissions of $153,843, of which $181 was paid to Neuberger Berman and $28,431 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.14% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.12% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 16.89% of the aggregate dollar amount of transactions involving the payment of commissions, and 18.48% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $125,231 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $103,158,685 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: Bear Stearns & Co.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bear, Stearns & Co., Inc., $1,688,400.

     During the fiscal year ended August 31, 2003, Neuberger Berman FASCIANO Fund paid brokerage commissions of $170,567, of which $58,384 was paid to Neuberger Berman and $3,316 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman FASCIANO Fund paid brokerage commissions of $212,836, of which $10,545 was paid to Neuberger Berman and $16,278 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman FASCIANO Fund paid brokerage commissions of $400,602, of which $33 was paid to Neuberger Berman and $67,341 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.01% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.01% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 20.01% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.81% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $333,228 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $219,148,618 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: State Street Bank and Trust Company; at that date, that Fund did not hold any securities of its "regular brokers or dealers" (as defined under the 1940 Act).

     Insofar as Fund transactions of Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman MANHATTAN Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

     For Neuberger Berman FOCUS Fund the aggregate dollar amount of brokerage commissions paid in fiscal year 2005 differed materially from the aggregate dollar amount of brokerage commissions paid in each of fiscal years 2003 and 2004. This was caused by multiple factors including changes in the net assets of each Fund and changes in either the inflows and outflows of each Fund's net assets.

     For Neuberger Berman GUARDIAN Fund, the aggregate dollar amount of brokerage commissions paid in fiscal year 2005 differed materially from the aggregate dollar amount of brokerage commissions paid in each of fiscal years 2003 and 2004 because there was a change in the Portfolio Managers of the Fund in 2002 and 2003.

     The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

     Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

COMMISSION RECAPTURE PROGRAM AND EXPENSE OFFSET ARRANGEMENT
-----------------------------------------------------------

     The Funds have entered into a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2005, the impact of this arrangement on the Funds was a reduction of expenses as follows:

-------------------------------------------- -----------------------------------
FUNDS                                        AMOUNT OF REDUCTION OF EXPENSES
-------------------------------------------- -----------------------------------
Fasciano                                                                 $25,618
-------------------------------------------- -----------------------------------
Focus                                                                   $127,811
-------------------------------------------- -----------------------------------
Guardian                                                                 $69,894
-------------------------------------------- -----------------------------------
Manhattan                                                                $45,287
-------------------------------------------- -----------------------------------
Millennium                                                               $21,347
-------------------------------------------- -----------------------------------
Partners                                                                $262,638
-------------------------------------------- -----------------------------------
Regency                                                                   $9,625
-------------------------------------------- -----------------------------------
Socially Responsive                                                      $19,441
-------------------------------------------- -----------------------------------

     Each Fund also has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2005, the impact of this arrangement was a reduction of expenses as follows:

-------------------------------------------- -----------------------------------
FUNDS                                        AMOUNT OF REDUCTION OF EXPENSES
-------------------------------------------- -----------------------------------
Fasciano                                                                    $657
-------------------------------------------- -----------------------------------
Focus                                                                     $1,495
-------------------------------------------- -----------------------------------
Guardian                                                                  $3,380
-------------------------------------------- -----------------------------------
Manhattan                                                                 $1,141
-------------------------------------------- -----------------------------------
Millennium                                                                  $112
-------------------------------------------- -----------------------------------
Partners                                                                 $22,403
-------------------------------------------- -----------------------------------
Regency                                                                     $513
-------------------------------------------- -----------------------------------
Socially Responsive                                                         $642
-------------------------------------------- -----------------------------------

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

     The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

     Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

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

     For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

     In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.


                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The Funds' President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met

(e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the Funds' President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman ("Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

     The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State

Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     SECURITIES LENDING AGENT. Each Fund has entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     RATING, RANKING AND RESEARCH AGENCIES. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Funds provide their complete portfolio holdings to: Vestek and Bloomberg L.P. each day; Standard and Poor's, a division of The McGraw-Hill Companies, Inc. and Lipper, a Reuters company on the second business day of each month; Morningstar, Inc. on the fifth calendar day of each month; and Capital Access on the tenth calendar day of each month. The Funds also provide their complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. The Funds either have or expect to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Funds' portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Funds.

                             REPORTS TO SHAREHOLDERS

     Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

     Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman FASCIANO Fund and Neuberger Berman REGENCY Fund) was "Neuberger & Berman."

     DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. Because Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

     Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for the Institutional Class should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Each Fund (other than Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

     Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund have selected Tait, Weller & Baker, LLP 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the Independent registered public accounting firm that will audit their financial statements.


                                  LEGAL COUNSEL

     The Trust has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Since the Institutional Class of each Fund is new, there were no beneficial and record owners of more than five percent of the Institutional Class of each Fund.

                             REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2005:

                  The audited financial statements of Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GUARDIAN Fund and Neuberger Berman PARTNERS Fund, notes thereto, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements.

                  The audited financial statements of Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, and Neuberger Berman SOCIALLY RESPONSIVE Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements.

                                                                      APPENDIX A


RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P CORPORATE BOND RATINGS:
---------------------------

                  AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                  A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  CI - The rating CI is reserved for income bonds on which no interest is being paid.

                  D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                  MOODY'S CORPORATE BOND RATINGS:
                  -------------------------------

                  Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

                  Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

                  A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                  S&P COMMERCIAL PAPER RATINGS:

                  A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                  MOODY'S COMMERCIAL PAPER RATINGS

                  Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                  -  Leading market positions in well-established industries.

                  -  High rates of return on funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                          NEUBERGER BERMAN EQUITY FUNDS
                  POST-EFFECTIVE AMENDMENT NO. 114 ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits.
-------     --------

(a)      (1)     Restated Certificate of Trust. Incorporated by Reference to
                 Post-Effective Amendment No. 82 to Registrant's Registration
                 Statement, File Nos. 2-11357 and 811-582 (Filed December 21,
                 1998).

         (2) Trust Instrument of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

         (3) Trust Instrument Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

         (4) Amended Trust Instrument Schedule A - Listing the current series and classes of Neuberger Berman Income Funds. (Filed herewith).

(b) By-Laws of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

(c)      (1)     Trust Instrument of Neuberger Berman Equity Funds, Articles
                 IV, V, and VI. Incorporated by Reference to Post-Effective
                 Amendment No. 70 to Registrant's Registration Statement, File
                 Nos. 2-11357 and 811-582 (Filed August 30, 1995).

         (2)     By-Laws of Neuberger Berman Equity Funds, Articles V, VI, and
                 VIII. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

         (3) Trust Instrument of Neuberger Berman Equity Funds, Article V. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

         (4) Plan of Share Class Conversion with Respect to Neuberger Berman Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

(d)      (1)     (i)   Management Agreement Between Neuberger Berman Equity
                       Funds and Neuberger Berman Management Inc.
                       Incorporated by Reference to Post-Effective Amendment
                       No. 106 to Registrant's Registration Statement, File
                       Nos. 2-11357 and 811-582 (Filed December 19, 2003).

                 (ii) Amended Management Agreement Schedules listing the current series of Neuberger Berman Equity Funds subject to the Management Agreement and the compensation under the Management Agreement. Incorporated by Reference to Post-Effective Amendment No. 110 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed June 14, 2005).

         (2)     (i)   Sub-Advisory Agreement Between Neuberger Berman
                       Management Inc. and Neuberger Berman, LLC with respect to
                       Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's
                       Registration Statement, File Nos. 2-11357
                       and 811-582

                       (Filed December 19, 2003).

                 (ii) Amended Sub-Advisory Agreement Schedule listing the current series of Neuberger Berman Equity Funds subject to the Sub-Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 110 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed June 14, 2005).

(e)      (1)     Distribution  Agreement  Between  Neuberger Berman Equity Funds
                 and Neuberger  Berman  Management Inc. with Respect to Investor
                 Class  Shares.  Incorporated  by  Reference  to  Post-Effective
                 Amendment No. 106 to Registrant's  Registration Statement, File
                 Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (2) Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Genesis Fund, International Fund and Manhattan Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (3) Distribution and Services Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Focus Fund, Guardian Fund, Millennium Fund, Partners Fund, Real Estate Fund, Regency Fund and Socially Responsive Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                 2003).

         (4) Distribution and Services Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19,
                 2003).

         (5) Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of the Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (6)     (i)   Distribution Agreement Between Neuberger Berman
                       Equity Funds and Neuberger Berman Management Inc. with
                       Respect to International Institutional Fund. Incorporated by Reference to Post-Effective Amendment No. 110 to
                       Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed June 14, 2005).

                 (ii) Amended Distribution Agreement Schedule with Respect to International Institutional Fund and the Institutional Class Shares of Fasciano Fund, Focus Fund, Guardian Fund, Manhattan Fund, Millennium Fund, Partners Fund, Real Estate Fund, Regency Fund and Socially Responsive Fund (Filed herewith).

(f)      Bonus or Profit Sharing Contracts. None.

(g)      (1)     Custodian  Contract  Between  Neuberger Berman Equity Funds and
                 State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant's Registration
                 Statement,  File Nos.  2-11357 and 811-582 (Filed  December 15,
                 1995).

         (2) Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

(h)      (1)     (i)   Transfer Agency and Service Agreement Between Neuberger
                       Berman Equity Funds and State Street Bank and Trust
                       Company.  Incorporated by Reference to Post-Effective
                       Amendment No. 70 to Registrant's Registration
                       Statement, File Nos. 2-11357 and 811-582 (Filed August

                       30, 1995).

                 (ii) First Amendment to Transfer Agency and Service Agreement Between Neuberger Berman Equity Funds and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

                 (iii) Second Amendment to Transfer Agency and Service Agreement
                       between Neuberger Berman Equity Funds and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 12, 1997).

                 (iv) Schedule of Compensation under the Transfer Agency and Service Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

         (2) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (3) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (4) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (5) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

         (6) Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to International Institutional Fund. Incorporated by Reference to Post-Effective Amendment No. 110 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed June 14, 2005).

         (7) Amended Administration Agreement Schedule with Respect to International Institutional Fund and the Institutional Class Shares of Fasciano Fund, Focus Fund, Guardian Fund, Manhattan Fund, Millennium Fund, Partners Fund, Real Estate Fund, Regency Fund and Socially Responsive Fund (Filed herewith).

(i) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with Respect to Securities Matters of the Registrant. (Filed herewith).

(j)              (i)   Consent of Ernst & Young LLP. (Filed herewith).

                 (ii)  Consent of Tait, Weller & Baker LLP. (Filed herewith).

(k)      Financial Statements Omitted from Prospectus. None.

(l)      Letter of Investment Intent. None.

(m)      (1)     (i)   Plan Pursuant to Rule 12b-1 with Respect to Trust Class
                       of Neuberger Berman Equity Funds. Incorporated by
                       Reference to Post-Effective Amendment No. 92 to
                       Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

                 (ii) Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Trust Class plan pursuant to Rule 12b-1. Incorporated by Reference to Post-Effective Amendment No. 101 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed April 25, 2002).

         (2)     (i)   Plan Pursuant to Rule 12b-1 with Respect to Advisor Class
                       of Neuberger Berman Equity Funds. Incorporated by
                       Reference to Post-Effective Amendment No. 92 to
                       Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

                 (ii) Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Advisor Class plan pursuant to Rule 12b-1. Incorporated by Reference to Post-Effective Amendment No. 101 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed April 25, 2002).

(n)      Plan   Pursuant   to  Rule  18f-3.   Incorporated   by   Reference   to
         Post-Effective   Amendment   No.  112  to   Registrant's   Registration
         Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2005).

(o)      Power  of  Attorney.   Incorporated  by  Reference  to   Post-Effective
         Amendment No. 104 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 17, 2003).

(p) Code of Ethics for Registrant, its Investment Advisers and Principal Underwriters. Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).


Item 24.    Persons Controlled By or Under Common Control with Registrant.
--------    --------------------------------------------------------------

      No person is controlled by or under common control with the Registrant.

Item 25.    Indemnification.
--------    ----------------

      A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

      Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected

Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

      Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Registrant.

      Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

      Section 9.1 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant's series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

      Section 11 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pusuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser and Sub-Adviser.
--------   ---------------------------------------------------------------------

      Information as to the directors and officers of NB Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NB Management in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-8259) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of Neuberger Berman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Neuberger Berman in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-3908) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 27.    Principal Underwriters.
-------     -----------------------

      (a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

            Neuberger Berman Advisers Management Trust
            Neuberger Berman Income Funds
            Neuberger Berman Institutional Liquidity Series
            Lehman Brothers Institutional Liquidity Series
            Lehman Brothers Reserve Liquidity Series

      (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.

                        POSITIONS AND OFFICES         POSITIONS AND OFFICES
   NAME                 WITH UNDERWRITER              WITH REGISTRANT
   ----                 ----------------              ---------------

   Ann H. Benjamin      Vice President                None

   Michael L. Bowyer    Vice President                None

   Claudia A. Brandon   Vice President/Mutual Fund    Secretary
                        Board Relations & Assistant
                        Secretary

   Thomas J. Brophy     Vice President                None

   Jon D. Brorson       Vice President                None

   Steven R. Brown      Vice President                None

   David H. Burshtan    Vice President                None

   Lori B. Canell       Vice President                None

   Robert Conti         Senior Vice President         Vice President

   Robert B. Corman     Vice President                None

   Robert W. D'Alelio   Vice President                None

                        POSITIONS AND OFFICES         POSITIONS AND OFFICES
   NAME                 WITH UNDERWRITER              WITH REGISTRANT
   ----                 ----------------              ---------------

   Cynthia L. Damian    Vice President                None

   John E. Dugenske     Vice President                None

   Ingrid Dyott         Vice President                None

   Michael F. Fasciano  Vice President                None

   Janet A. Fiorenza    Vice President                None

   William J. Furrer    Vice President                None

   Brian J. Gaffney     Senior Vice President         Vice President

   Maxine L. Gerson     Secretary                     Chief Legal Officer
                                                      (only for purposes of
                                                      sections 307 and 406 of
                                                      the Sarbanes - Oxley Act
                                                      of 2002)

   Theodore P. Giuliano Vice President                None

   Edward S. Grieb      Treasurer and Chief           None
                        Financial Officer

   Michael J. Hanratty  Vice President                None

   Alyssa Juros         Vice President                None

   Milu E. Komer        Vice President                None

   Sajjad S. Ladiwala   Vice President                None

   Richard S. Levine    Vice President                None

   John A. Lovito       Vice President                None

   Kelly M. Landron     Vice President                None

   Jeffrey B. Lane      Director                      None

   Arthur Moretti       Vice President                None

   S. Basu Mullick      Vice President                None

   Thomas P. O'Reilly   Vice President                None

   Loraine Olavarria    Assistant Secretary           None

   Elizabeth Reagan     Vice President                None

   Brett S. Reiner      Vice President                None

   Jack L. Rivkin       Chairman and Director         President and Trustee

   Benjamin E. Segal    Vice President                None

   Michelle B. Stein    Vice President                None

   Kenneth J. Turek     Vice President                None

   Peter E. Sundman     President and Director        Chairman of the Board,
                                                      Chief Executive Officer
                                                      and Trustee

   Judith M. Vale       Vice President                None

   Chamaine Williams    Chief Compliance Officer      Chief Compliance Officer

   John T. Zielinsky    Vice President                None

      (c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28.    Location of Accounts and Records.
-------     ---------------------------------

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-Laws, minutes of meetings of the

Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 29.    Management Services.
-------     --------------------

      Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.
-------     -------------

      None.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment 114 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 27th day of January 2006.


                                          NEUBERGER BERMAN EQUITY FUNDS


                                          By:    /s/ Jack L. Rivkin
                                               ---------------------------------
                                          Name:  Jack L. Rivkin*
                                          Title: President and Trustee


      Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 114 has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Title                      Date
---------                             -----                      ----

                             Chairman of the Board,
                             Chief Executive Officer
/s/ Peter E. Sundman               and Trustee            January 27, 2006
----------------------------
Peter E. Sundman*

/s/ Jack L. Rivkin            President and Trustee       January 27, 2006
----------------------------
Jack L. Rivkin*

                             Treasurer and Principal
                            Financial and Accounting
/s/ John M. McGovern                 Officer              January 27, 2006
----------------------------
John M. McGovern

/s/ John Cannon                      Trustee              January 27, 2006
----------------------------
John Cannon*

/s/ Faith Colish                     Trustee              January 27, 2006
----------------------------
Faith Colish*

/s/ C. Anne Harvey                   Trustee              January 27, 2006
----------------------------
C. Anne Harvey*

/s/ Barry Hirsch                     Trustee              January 27, 2006
----------------------------
Barry Hirsch*

/s/ Robert A. Kavesh                 Trustee              January 27, 2006
----------------------------
Robert A. Kavesh*

/s/ Howard A. Mileaf                 Trustee              January 27, 2006
----------------------------
Howard A. Mileaf*

/s/ Edward I. O'Brien                Trustee              January 27, 2006
----------------------------
Edward I. O'Brien*

/s/ William E. Rulon                 Trustee              January 27, 2006
----------------------------
William E. Rulon*

/s/ Cornelius T. Ryan                Trustee              January 27, 2006
----------------------------
Cornelius T. Ryan*

/s/ Tom Decker Seip                  Trustee              January 27, 2006
----------------------------
Tom Decker Seip*

/s/ Candace L. Straight              Trustee              January 27, 2006
----------------------------
Candace L. Straight*

/s/ Peter P. Trapp                   Trustee              January 27, 2006
----------------------------
Peter P. Trapp*

* Signatures affixed by Lori L. Schneider on January 27, 2006 pursuant to power of attorney filed with Post-Effective Amendment No. 104 to Registrant's Registration Statement, File Nos. 002-11357 and 811-00582, on October 17, 2003.